                                                          Rule 497(h)
                                                          File No. 333-48351

PROSPECTUS
                               57,170,000 SHARES
                   SALOMON BROTHERS HIGH INCOME FUND II INC
                                 COMMON STOCK
                               ($.001 PAR VALUE)
                                 ------------
  Salomon Brothers High Income Fund II Inc (the "Fund") is a newly organized, closed-end management investment company that seeks to maximize current income by investing primarily in a diversified portfolio of high yield debt securities rated at the time of investment in medium or lower rating categories ("Baa" or lower by Moody's Investors Service, Inc. ("Moody's") or "BBB" or lower by Standard & Poor's Ratings Group ("S&P")) or in unrated fixed-income securities determined by the Fund's investment manager to be of comparable quality. As a secondary objective, the Fund will seek capital appreciation to the extent consistent with its objective of seeking to maximize current income. Under normal market conditions, the Fund will invest at least 65% of its total assets in high yield debt securities. The Fund may invest up to 35% of its total assets in foreign debt securities, which the
Fund expects will primarily consist of debt securities of issuers located in emerging market countries. There can be no assurance that the Fund's investment objectives will be achieved.
  HIGH YIELD DEBT SECURITIES ARE CONSIDERED SPECULATIVE AND ARE SUBJECT TO CERTAIN RISKS, INCLUDING GREATER PRICE VOLATILITY AND A GREATER RISK OF LOSS
OF PRINCIPAL AND INTEREST. The Fund is designed for investors willing to assume additional risk in return primarily for the potential for high current income and secondarily for capital appreciation. An investment in the Fund should be considered speculative in that it involves a high degree of risk and should not constitute a complete investment program. Investors should carefully assess the risks associated with an investment in the Fund. SEE
"RISK FACTORS AND SPECIAL CONSIDERATIONS" AND "INVESTMENT OBJECTIVES AND POLICIES."
  Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering. See "Risk Factors and Special Considerations."
                                                       (Continued on next page)
                                 ------------
  THESE SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
      PASSED  UPON THE  ACCURACY  OR ADEQUACY  OF  THIS PROSPECTUS.  ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

           PRICE TO PUBLIC(1) SALES LOAD(1)(2) PROCEEDS TO FUND(3)(4)
---------------------------------------------------------------------
Per Share        $15.00             none               $15.00
---------------------------------------------------------------------
Total(4)      $857,550,000          none            $857,550,000

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                              (Footnotes on the following page)
                                 ------------
  The shares of Common Stock are being offered by the Underwriters named herein, subject to prior sale, when, as and if accepted by them and subject to certain conditions. It is expected that delivery of the shares of Common Stock will be made in book-entry form through the facilities of The Depository Trust Company on or about May 28, 1998.
                                 ------------
SALOMON SMITH BARNEY       A.G. EDWARDS & SONS, INC.               ADVEST, INC.
EVEREN SECURITIES, INC.      FAHNESTOCK & CO. INC. JANNEY MONTGOMERY SCOTT INC.
LEGG MASON WOOD WALKER        MCDONALD & COMPANY  MORGAN KEEGAN & COMPANY, INC.
   INCORPORATED                SECURITIES, INC.
THE ROBINSON-HUMPHREY COMPANY   TUCKER ANTHONY        WEDBUSH MORGAN SECURITIES
                                 INCORPORATED

May 21, 1998

(Continued from previous page)

  Salomon Brothers Asset Management Inc will serve as investment manager to the Fund.

  The Common Stock has been approved for listing on the New York Stock Exchange under the symbol "HIX" subject to official notice of issuance. PRIOR TO THIS OFFERING, THERE HAS BEEN NO PUBLIC MARKET FOR THE FUND'S SHARES OF COMMON STOCK.

  At times, the Fund may utilize leverage through borrowing or by issuing shares of preferred stock or debt securities in an amount up to 33 1/3% of the Fund's total assets including the amount obtained from leverage. The Fund intends to utilize leverage in an initial amount equal to approximately 25% of its total assets including the amount obtained from leverage. Through these leveraging techniques, the Fund will seek to obtain a higher return for holders of Common Stock than if the Fund did not use leverage. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Risk Factors and Special Considerations--Leverage" and "Additional Investment Activities-- Leverage."

  The address of the Fund is Seven World Trade Center, New York, New York 10048, and the Fund's telephone number is (888) 777-0102. Investors are advised to read this Prospectus, which sets forth information about the Fund that investors should know before investing, and to retain it for future reference. The Securities and Exchange Commission (the "Commission") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission.

                                 ------------

  CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE MARKET PRICE OF THE COMMON STOCK OF THE FUND, INCLUDING THE ENTRY OF STABILIZING BIDS, COVERING TRANSACTIONS OR THE IMPOSITION OF PENALTY BIDS. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NEW YORK STOCK EXCHANGE OR OTHERWISE. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING."

                                 ------------

                                                    (Footnotes from cover page)
  (1) The investment manager or an affiliate will pay the Underwriters a commission in the amount of 5.00% of the Price to Public per share in connection with the sale of shares of Common Stock offered hereby. See "Underwriting."
  (2) The Fund and the investment manager have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
  (3) Before deducting organizational and offering expenses payable by the Fund (including $250,000 to be paid to the Underwriters as reimbursement of certain of their expenses in connection with the offering), estimated at $1,670,000.
  (4) The Fund has granted the Underwriters an option exercisable for 45 days after the date hereof to purchase up to an additional 8,575,500 shares to cover over-allotments. If all such shares are purchased, the total Price to Public and Proceeds to Fund will be $986,182,500. See "Underwriting."

                               PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

The Fund................   The Fund is a newly organized, closed-end management
                            investment company which seeks to maximize current income. The investment manager believes that by investing in high yield U.S. debt securities supplemented by high yield foreign debt securities, the Fund can diversify its risk and enhance the overall credit quality of its portfolio while maintaining a high level of current income. See "The Fund."

Investment Objectives
 and Policies...........   The Fund's investment objective is to seek to
                            maximize current income by investing primarily in a diversified portfolio of high yield debt securities rated at the time of investment in medium or lower rating categories ("Baa" or lower by Moody's or "BBB" or lower by S&P) or in unrated fixed-income securities determined by the Fund's investment manager to be of comparable quality. As a secondary objective, the Fund will seek capital appreciation to the extent consistent with its objective of seeking to maximize current income.

                           Under normal market conditions, the Fund will invest
                            at least 65% of its total assets in high yield debt securities. The Fund may invest up to 35% of its total assets in foreign debt securities, which the Fund expects will primarily consist of debt securities of issuers located in emerging market countries. The Fund initially intends to invest approximately 20% to 25% of its total assets in debt securities of issuers located in emerging market countries. Medium and low-rated and comparable unrated securities, commonly known as "junk bonds," offer yields that fluctuate over time but generally are superior to yields on higher-rated securities. However, such debt securities also involve greater risks than higher-rated securities. Certain of the debt securities purchased by the Fund may be rated as low as "C" by Moody's or "D" by S&P or may be comparable to securities so rated. For a description of the Moody's "C" rating and the S&P "D" rating, see "Investment Objectives and Policies--General" and Appendix A to this Prospectus. The Fund is designed for investors willing to assume additional risk in return primarily for the potential for high current income and secondarily for capital appreciation. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its objectives. See "Investment Objectives and Policies."

                           The Fund may invest up to 30% of its total assets in
                            zero coupon securities, pay-in-kind bonds and deferred payment securities, up to 20% of its total assets in equity securities (certain equity securities may be treated as debt securities for purposes of the Fund's policy to invest at least 65% of its total assets, under normal circumstances, in high yield debt securities) and may invest in loan participations and assignments. See "Investment Objectives and Policies--Other Investments--Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities," "--Loan Participations and Assignments" and "--Equity Securities."

                           At times, the Fund may utilize leverage through
                            borrowing or by issuing shares of preferred stock or debt securities in an amount up to 33 1/3% of the Fund's total assets including the amount obtained from leverage. The Fund intends to utilize leverage in an initial amount equal to approximately 25% of its total assets including the amount obtained from leverage. Through these leveraging techniques, the Fund will seek to obtain a higher return for holders of Common Stock than if the Fund did not use leverage. Leverage is a speculative technique and there are special risks and costs associated with leveraging. The Fund will seek to limit certain risks associated with leverage by investing in certain floating rate debt securities. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Risk Factors and Special Considerations--Leverage" and "Additional Investment Activities--Leverage."

The Offering............   57,170,000 shares of Common Stock, par value $.001
                            per share (the "Common Stock"), of the Fund are being offered for sale through the several underwriters (collectively, the "Underwriters") for whom Salomon Smith Barney is acting as representative. The initial public offering price of the Common Stock is $15.00 per share. The minimum purchase is 100 shares ($1,500.00). In addition, the Fund has granted the Underwriters an option to purchase up to 8,575,500 additional shares to cover over-allotments. See "Underwriting."

Listing.................   Prior to this offering, there has been no public
                            market for the shares of Common Stock of the Fund. The Common Stock has been approved for listing on the New York Stock Exchange (the "NYSE") under the symbol "HIX" subject to official notice of issuance.

Stock Symbol............   "HIX"

Investment Manager......   Salomon Brothers Asset Management Inc ("SBAM") is
                            the Fund's investment manager and will manage the Fund's investment portfolio in accordance with the Fund's investment objectives and policies. SBAM provides a full range of fixed income and equity investment advisory services for its individual and institutional clients throughout the world and provides investment advisory services to over 134 institutional accounts. As of March 31, 1998, SBAM and its worldwide investment advisory affiliates managed approximately $27.6 billion of assets. SBAM has access to hundreds of affiliated economists and bond, sovereign and equity analysts, including a staff dedicated to high yield credit research and to emerging markets sovereign credit research.

                           Peter J. Wilby is primarily responsible for the day-
                            to-day management of the Fund. Mr. Wilby, who joined SBAM in 1989, is a Managing Director and a Senior Portfolio Manager of SBAM, responsible for SBAM's investment company and institutional portfolios which invest in high yield U.S. and foreign corporate debt securities and high yield foreign sovereign debt securities. Mr. Wilby is portfolio manager for, among others, Salomon Brothers High Income Fund Inc; Salomon Brothers Worldwide Income Fund Inc; The Emerging Markets Income Fund Inc; The Emerging Markets Income Fund II Inc; the foreign sovereign debt component of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc; The Emerging Markets Floating Rate Fund Inc.; Global Partners Income Fund Inc.; Salomon Brothers High Yield Bond Fund and the high yield and sovereign debt portions of Salomon Brothers Strategic Bond Fund, each a portfolio of Salomon Brothers Series Funds Inc; Salomon Brothers Institutional High Yield Bond Fund and Salomon Brothers Institutional Emerging Markets Debt Fund, each a portfolio of Salomon Brothers Institutional Series Funds Inc; and Salomon Brothers Variable High Yield Bond Fund and the high yield and sovereign debt portions of Salomon Brothers Variable Strategic Bond Fund, each a portfolio of Salomon Brothers Variable Series Funds Inc. See "Management of the Fund."

Management and
 Administration Fees....   The Fund will pay SBAM for its investment management
                            services a monthly fee at an annual rate of 1.00% of the value of the Fund's average weekly net assets (which includes any proceeds from the issuance of preferred stock) plus the proceeds of any outstanding borrowings used for leverage. See "Management of the Fund--Investment Manager." This fee is higher than fees paid by other comparable investment companies. The Fund will also pay Mutual Management Corp. (the "Administrator") for its administrative services a monthly fee at an annual rate of .10% of the value of the Fund's average weekly net assets (which includes any proceeds from the issuance of preferred stock) plus the proceeds of any outstanding borrowings used for leverage. See "Management of the Fund--Administrator." During periods in which the Fund is utilizing financial leverage, the fees which are payable to SBAM and the Administrator as a percentage of the Fund's assets will be higher than if the Fund did not utilize a leveraged capital structure because the fees are calculated as a percentage of the Fund's assets, including those purchased with leverage. See "Risk Factors and Special Considerations-- Leverage" and "Additional Investment Activities-- Leverage."

Dividends and              Beginning with its initial distribution
 Distributions..........    approximately 60 days after completion of this
                            offering, it is the Fund's present policy, which may be changed by the Board of Directors, to make regular monthly cash distributions to holders of Common Stock at a level rate that reflects the past and projected performance of the Fund, which over time will result in the distribution of all net investment income of the Fund, and to distribute any net realized capital gains at least annually.
                            From and after the leveraging (if any) of the Common Stock, monthly distributions to holders of Common Stock will generally consist of net investment income remaining after the payment of interest or dividends on any outstanding leverage, subject to the Fund's present policy of making distributions at a level rate as described above.
                            For tax purposes, the Fund is currently required to allocate net capital gains and other taxable income between shares of Common Stock and shares of preferred stock, if any. As a result of the Fund's anticipated investment in certain Brady Bonds and other sovereign debt obligations acquired at a discount as well as its ability to invest in zero coupon securities and pay-in-kind bonds, the Fund expects to make distributions of net investment income in amounts greater than the total amount of cash interest actually received in order to satisfy certain requirements under current federal income tax law. See "Investment Objectives and Policies--
                            Other Investments--Zero Coupon Securities, Pay-in-
                            Kind Bonds and Deferred Payment Securities."

Dividend Reinvestment      Under the Fund's Dividend Reinvestment Plan (the
 Plan...................    "Plan"), shareholders will have all dividends and
                            distributions automatically reinvested in additional shares of Common Stock of the Fund unless the shareholder elects to receive cash or the Board of Directors of the Fund declares a dividend or distribution payable only in cash.
                            Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they may participate in the Plan. See "Dividends and Distributions; Dividend
                            Reinvestment Plan."

Taxation................   The Fund intends to elect and qualify to be treated
                            as a regulated investment company for U.S. federal income tax purposes. As such, it will generally not be subject to U.S. federal income tax on income and gains that are distributed to shareholders. See "Taxation."

Custodian, Transfer
 Agent, Dividend Paying
 Agent and Registrar....
                           PNC Bank, N.A. will act as custodian for the Fund's
                            assets. First Data Investor Services Group, Inc. will act as transfer agent, dividend paying agent and registrar for the Fund's Common Stock.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

General Considerations
 Relating to High Yield    The net asset value of the Fund's shares will change
 Debt Securities........    with fluctuations in the value of its portfolio
                            securities. The high yield corporate debt securities, commonly known as "junk bonds," and high yield foreign debt securities in which the Fund will invest generally will be rated, at the time of investment, in the categories "Baa" or lower by Moody's or "BBB" or lower by S&P, or will be of comparable quality. These lower-rated and comparable unrated securities involve greater risks than higher-rated securities. Under rating agency guidelines, lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.
                            Accordingly, it is possible that these types of factors could reduce the value and liquidity of securities held by the Fund, with a commensurate effect on the value of the Fund's shares.

                           Because the Fund will invest primarily in fixed-
                            income securities, the net asset value of the Fund's portfolio, and hence its shares, can be expected to change as general levels of interest rates fluctuate, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. These fluctuations can be expected to be greater with respect to investments in fixed-income securities with longer maturities than investments in securities with shorter maturities. Although there is no limitation on the average maturity of the Fund's portfolio, SBAM currently expects that the Fund's high yield debt portfolio will initially have an average maturity of 8 to 15 years. However, because many fixed-income securities contain redemption features, the actual average maturity of the Fund's portfolio may be considerably less. See "--Considerations Relating to High Yield Corporate Securities."

                           The secondary markets for high yield debt securities
                            are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield debt securities are characterized by relatively few market makers, participants in the market being mostly institutional investors including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield debt securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Board of Directors or its delegate to value the Fund's portfolio securities and the Board or its delegate may have to use a greater degree of judgment in making such valuations. Less liquid secondary markets may also affect the Fund's ability to sell securities at their fair value. The Fund may invest without limitation in illiquid securities, which are more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

                           Prices for high yield securities may be affected by
                            legislative and regulatory developments which could adversely affect the Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Considerations Relating
 to High Yield             While the market values of corporate debt securities
 Corporate Securities...    rated below investment grade and comparable unrated
                            securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of the former also tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. Issuers of corporate debt securities rated below investment grade and comparable unrated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because lower-rated securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The
                            Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

                           Many fixed-income securities, including corporate
                            debt securities in which the Fund may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund. For additional risks relating to high yield foreign corporate debt securities, see "--Considerations Relating to High Yield Foreign Corporate Debt Securities."

Considerations Relating
 to High Yield Foreign
 Sovereign Debt
 Securities.............   Investments in foreign sovereign debt securities
                            involve certain risks not typically associated with U.S. corporate investments. Investing in foreign sovereign debt securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund (the "IMF"), the International Bank for Reconstruction and Development (the "World Bank") and other international agencies to which a government debtor may be subject. A substantial portion of the Fund's foreign sovereign and foreign corporate debt securities portfolio is expected to be issued by issuers located in countries considered to be emerging markets, and investments in such securities are particularly speculative.

                           The ability of a foreign sovereign obligor,
                            especially an obligor in an emerging market country, to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, as well as on inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above generally are heightened with regard to issuers in emerging market countries.

                           As a result of the foregoing, a governmental
                            obligor, particularly in an emerging market country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

                           Sovereign obligors in developing and emerging
                            countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Certain issuers of the sovereign debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (as described herein) and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady

                            Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

                           Payments to holders of the foreign sovereign debt
                            securities in which the Fund may invest may be subject to withholding and other taxes imposed by a foreign government. Although the holders may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

Considerations Relating
 to High Yield Foreign
 Corporate Debt
 Securities.............
                           In addition to the risks cited under "--
                            Considerations Relating to High Yield Foreign Sovereign Debt Securities," including political, social and economic risks relating to foreign issuers, investments in securities of foreign issuers may involve additional risks arising from differences between U.S. and foreign securities markets (including, among other things, less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation), from changes in currency exchange rates, from high and volatile rates of inflation and, as with domestic multinational corporations, from fluctuating interest rates. These risks are generally heightened with respect to issuers in emerging market countries.

                           Investment in certain foreign securities, especially
                            those of issuers in certain emerging market countries, is restricted or controlled to varying degrees by government regulation which may at times limit or preclude investment in certain foreign securities and increase the costs and expenses of the Fund. Certain foreign countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit investment by foreign persons to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

                           Certain foreign countries, especially certain
                            emerging market countries, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in foreign countries may require the Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund.

                           Other investment risks include the possible
                            imposition of foreign withholding taxes on certain amounts of the Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. Moreover, brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

                           In addition, there may be less publicly available
                            information about a foreign issuer, especially one located in an emerging market country, than about comparable U.S. issuers, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected if the financial statements had been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

Considerations Relating
 to Foreign Currency
 Exchange Rates.........   Since the Fund may invest in securities denominated
                            or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and subject to risk of revaluation, which may affect the value of securities denominated in such currencies.

Leverage................   At times, the Fund may utilize leverage by borrowing
                            or by issuing shares of preferred stock or debt securities in an amount up to 33 1/3% of the Fund's total assets including the amount obtained from leverage. The Fund intends to utilize leverage in an initial amount equal to approximately 25% of its total assets including the amount obtained from leverage. The use of leverage will pose certain risks for holders of Common Stock including the possibility of higher volatility of both the net asset value and market value of the Common Stock. There can be no assurance that the Fund will be able to realize a higher return on its investment portfolio than the then current interest or dividend rate on any leverage. In the event the Fund realizes a return on its investment portfolio which is less than the then current interest or dividend rate on any leverage, the Fund's leveraged capital structure would result in a lower yield to the holders of Common Stock than if the Fund were not leveraged. Moreover, any decline in the value of the Fund's assets will be borne entirely by holders of Common Stock in the form of reductions in the Fund's net asset value, and any requirement that the Fund sell assets at a loss in order to redeem or repay any leverage or for other reasons would make it more difficult for the net asset value to recover. Accordingly, the effect of leverage in a declining market is likely to be a greater decline in the net asset value of the Common Stock than if the Fund were not leveraged, which may be reflected in a greater decline in the market price of the Common Stock. The Fund will seek to limit certain risks associated with leverage by investing in certain floating rate debt securities. See "Additional Investment Activities-- Leverage."

                           The Fund's use of leverage will be subject to the
                            provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), including asset coverage requirements and restrictions on the declaration of dividends and distributions to holders of Common Stock or purchases of Common Stock in the event such asset coverage requirements are not met. In addition, the Fund may seek to have

                            Moody's, S&P and/or any other nationally recognized statistical rating organization rate any preferred stock or debt it issues. As a condition to obtaining such ratings, the terms of any preferred stock or debt securities issued will include asset coverage maintenance provisions which will require the redemption of shares of preferred stock or the repayment of debt in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Stock in such circumstances. In order to meet redemption or repayment requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Stock could impair the Fund's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The 1940 Act also requires that holders of preferred stock, and in certain circumstances holders of debt securities, have certain voting rights. See "Additional Investment Activities--Leverage,"
                            "Taxation" and "Description of Capital Stock." During periods in which the Fund is utilizing financial leverage, the fees which are payable to SBAM and the Administrator as a percentage of the Fund's assets will be higher than if the Fund did not utilize a leveraged capital structure because the fees are calculated as a percentage of the Fund's assets, including those purchased with leverage. See "Management of the Fund."

Additional Investment      The Fund may employ various additional investment
 Strategies.............    strategies that entail certain additional or
                            different risks, such as entering into interest rate transactions and options and futures transactions, entering into repurchase agreements, purchasing securities on a when-issued or delayed delivery basis, lending portfolio securities and investing in zero coupon securities, pay-in-kind bonds and loan participations and assignments. See
                            "Investment Objectives and Policies--Other
                            Investments--Zero Coupon Securities, Pay-in-Kind
                            Bonds and Deferred Payment Securities" and "--Loan
                            Participations and Assignments," "Additional
                            Investment Activities" and Appendix B (General
                            Characteristics and Risks of Hedging and Other
                            Strategic Transactions) to this Prospectus.

Trading Discount........   As a newly organized entity, the Fund has no
                            operating history. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value will decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. It should be noted, however, that shares of some closed-end funds have traded at premiums to net asset value. The Fund cannot predict whether its shares will trade at, above or below net asset value. The Fund is intended primarily for long-term investors and should not be considered as a vehicle for trading purposes.

Year 2000...............   The investment management services provided to the
                            Fund by SBAM depend in large part on the smooth functioning of SBAM's computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on SBAM's provision of investment advisory services, including the handling of securities trades, pricing and account services. SBAM has advised the Fund that it has been reviewing all of its computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking its systems will be year 2000 compliant before such date. In addition, SBAM has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that SBAM or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.

Anti-Takeover              The Fund's Amended and Restated Articles of
 Provisions.............    Incorporation (the "Articles of Incorporation") and
                            Amended and Restated By-Laws (the "By-Laws")
                            contain certain anti-takeover provisions that may
                            have the effect of inhibiting the Fund's possible
                            conversion to open-end status and limiting the
                            ability of other persons to acquire control of the
                            Fund. In certain circumstances, these provisions
                            might also inhibit the ability of shareholders to
                            sell their shares at a premium over prevailing
                            market prices. The Fund's Board of Directors has
                            determined that these provisions are in the best
                            interests of shareholders generally. See
                            "Description of Capital Stock--Special Voting
                            Provisions."
                                           --------------------
                           Investors should carefully consider their ability to
                            assume the foregoing risks before making an investment in the Fund. An investment in shares of the Fund may not be appropriate for all investors.
                            Given the above-described investment risks inherent in the Fund, investment in shares of the Fund should be considered speculative and should not be considered a complete investment program.

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load (as a percentage of offering price)................ None
  Dividend Reinvestment Plan Fees....................................... None
ANNUAL EXPENSES (as a percentage of net assets attributable to Common
 Stock):
  Management and Administration Fees(a)(b).............................. 1.10%
  Interest Payments on Borrowed Funds(b)................................ None
  Other Expenses(b).....................................................  .10%
                                                                         ----
    Total Annual Expenses(b)............................................ 1.20%
                                                                         ====

EXAMPLE:

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
An investor would pay the following expenses
 on a $1,000 investment, assuming (1) total
 annual expenses of 1.20% (assuming no
 leverage) and 3.63% (assuming leverage of 25%
 of the Fund's total assets) and (2) a 5%
 annual return throughout the periods:
  Assuming No Leverage........................  $12    $ 38    $ 66     $145
  Assuming 25% Leverage.......................  $37    $111    $188     $389

(a) See "Management of the Fund."

(b) In the event the Fund utilizes leverage by borrowing in an amount equal to approximately 25% of the Fund's total assets (including the amount obtained from leverage), it is estimated that, as a percentage of net assets attributable to Common Stock, the Management and Administration Fees would be 1.47%, Interest Payments on Borrowed Funds (assuming an interest rate of approximately 6.2%, which interest rate is subject to change based on prevailing market conditions) would be 2.06%, Other Expenses would be .10% and Total Annual Expenses would be 3.63%. The Fund may utilize leverage up to 33 1/3% of the Fund's total assets (including the amount obtained from leverage), depending on economic conditions. See "Risk Factors and Special Considerations--Leverage" and "Additional Investment Activities-- Leverage."

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's first fiscal year on an annualized basis. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RATE OF RETURN, AND ACTUAL EXPENSES, LEVERAGE AMOUNT OR ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

                                   THE FUND

  The Fund, incorporated in Maryland on March 19, 1998, is a closed-end management investment company registered under the 1940 Act. The Fund's investment objective is to seek to maximize current income by investing primarily in a diversified portfolio of high yield debt securities rated at the time of investment in medium or lower rating categories or determined by SBAM to be of comparable quality. As a secondary objective, the Fund will seek capital appreciation to the extent consistent with its objective of seeking to maximize current income. SBAM, the Fund's investment manager, believes that by investing in high yield U.S. debt securities supplemented by high yield foreign debt securities (which the Fund expects will primarily consist of debt securities of issuers located in emerging market countries), the Fund can diversify its risk and enhance the overall credit quality of its portfolio while maintaining a high level of current income. There can be no assurance that the Fund's investment objectives will be achieved. Due to the risks inherent in the securities in which the Fund may invest, the Fund should not be considered a complete investment program. See "Risk Factors and Special Considerations."

                                USE OF PROCEEDS

  The net proceeds of this offering, estimated to be $855,880,000 (or approximately $984,512,500 assuming the Underwriters exercise the over-allotment option in full) after deducting offering and organizational expenses, will be invested in accordance with the policies set forth under "Investment Objectives and Policies" within three months from the date of this Prospectus. Initially, the proceeds will be invested in high quality short-term money market instruments as described under "Investment Objectives and Policies--Other Investments--Higher Quality Debt Securities and Money Market Instruments." There will be no sales load or underwriting discount imposed on sales of shares of Common Stock in this offering. SBAM or an affiliate (not the Fund) will pay a commission to the Underwriters from its own assets in connection with sales of shares of Common Stock in this offering. See "Underwriting."

                      INVESTMENT OBJECTIVES AND POLICIES

GENERAL

  The Fund's investment objective is to seek to maximize current income by investing primarily in a diversified portfolio of high yield debt securities rated at the time of investment in medium or lower rating categories ("Baa" or lower by Moody's or "BBB" or lower by S&P) or in unrated fixed-income securities determined by SBAM to be of comparable quality. As a secondary objective, the Fund will seek capital appreciation to the extent consistent with its objective of seeking to maximize current income. Under normal market conditions, the Fund will invest at least 65% of its total assets in high yield debt securities. The Fund may invest up to 35% of its total assets in foreign debt securities, which the Fund expects will primarily consist of debt securities of issuers located in emerging market countries. The Fund initially intends to invest approximately 20% to 25% of its total assets in debt securities of issuers located in emerging market countries. Certain of the debt securities purchased by the Fund may be rated as low as "C" by Moody's or "D" by S&P or may be comparable to securities so rated. Securities rated "C" by Moody's are the lowest rated class of securities and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated "D" by S&P are in default on their interest and/or principal payments. Debt securities rated by both Moody's and S&P need only satisfy the foregoing ratings standards with respect to either the Moody's or the S&P rating. The Fund is not required to dispose of a debt security if its credit rating or credit quality declines. However, SBAM will continue to evaluate the appropriateness of maintaining such a debt security in the Fund's portfolio in accordance with the approach described below. Medium and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally such yields are superior to the yields offered by higher-rated securities. However, such debt securities also involve greater risks than higher-rated securities. See "Risk Factors and Special Considerations." A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus.

  SBAM will be free to invest in high yield debt securities of any maturity and may adjust the average maturity of the Fund's portfolio from time to time, depending on SBAM's assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Long-term debt securities generally provide a higher yield than short-term debt securities, and therefore SBAM expects that, based upon current market conditions and following the investment of the proceeds of this offering in accordance with the Fund's investment objectives and policies, the Fund's high yield debt securities will initially have an average maturity of 8 to 15 years. However, because many fixed-income securities contain redemption features, the actual average maturity of the Fund's portfolio may be considerably less. See "Risk Factors and Special Considerations-- Considerations Relating to High Yield Corporate Securities."

  In light of the risks associated with U.S. and foreign high yield debt securities, SBAM will take various factors into consideration in evaluating the creditworthiness of an issuer as well as the appropriateness of the securities for inclusion in the Fund's portfolio. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer and the experience and track record of the issuer's management. For foreign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios (if applicable), the issuer's access to capital markets and other sources of funding and the issuer's debt service payment history. SBAM will also review the ratings, if any, assigned to the security by any recognized rating agencies, although SBAM's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, SBAM will evaluate the relative value of an investment compared with its perceived credit risk. The Fund's ability to achieve its investment objectives may be more dependent on SBAM's credit analysis than would be the case if it invested in higher quality debt securities.

HIGH YIELD CORPORATE DEBT SECURITIES

  The market for high yield U.S. corporate debt securities is more established than that for high yield foreign corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future. See "Risk Factors and Special Considerations." High yield foreign and U.S. corporate securities in which the Fund may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the corporate debt securities will bear interest at fixed rates. However, the Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). It is the Fund's current intention to seek to limit the possibility that its cost of leverage will adversely affect its net income during a rising interest rate environment by investing a portion of its total assets in high yield debt securities with floating interest rates. See "Additional Investment Activities--Leverage."

HIGH YIELD FOREIGN SOVEREIGN AND FOREIGN CORPORATE DEBT SECURITIES

  The Fund may invest up to 35% of its total assets in foreign fixed-income securities, which the Fund expects will primarily consist of debt securities of issuers located in emerging market countries. As used in this Prospectus, an "emerging market country" is any country considered to be an emerging market country by the World Bank at the time of investment. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These securities may be U.S. dollar denominated or non-U.S. dollar denominated, including, among others, in hard currencies such as the British Pound Sterling, the Belgian Franc, the Canadian Dollar, the German Deutsche Mark, the Dutch Guilder, the European Currency Unit, the French Franc, the Italian Lira, the Japanese Yen or the Swiss Franc and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations and other fixed-income securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. The Fund may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for the Fund's investments in such securities. A description of Brady Bonds is set forth below. The risks associated with these investments are described under the captions "Risk Factors and Special Considerations-- Considerations Relating to High Yield Foreign Sovereign Debt Securities," "-- Considerations Relating to High Yield Foreign Corporate Debt Securities" and "--Other Investments--Brady Bonds." Moreover, substantial investments in foreign securities may have adverse tax implications as described under "Taxation."

STATISTICAL INFORMATION REGARDING HIGH YIELD SECURITIES

  The annualized compound total return since 1991 for emerging markets debt securities, represented by the J.P. Morgan EMBI Index, is 19.40%. The annualized compound total return since 1991 of high yield bonds, represented by the Merrill Lynch High Yield Master Index, is 15.65%. The annualized compound total return since 1991 for long term treasuries, represented by the Merrill Lynch Governments, U.S. Treasury, Long Term Index (15+ Years), is 11.03%. The annualized compound total return since 1991 of corporate bonds, represented by the Merrill Lynch Corporate Master Index (All Maturities), is 9.97%. The annualized compound total return since 1991 for intermediate term treasuries, represented by the Merrill Lynch Governments, U.S. Treasury, Intermediate Term Index (1-9.99 Years), is 7.53%. The annualized compound total return since 1991 of 91-day treasury bills, represented by the Merrill Lynch U.S. Treasury, 91-Day Index, is 4.73%. The J.P. Morgan EMBI Index is an unmanaged index comprised of Brady Bonds issued by the following countries: Argentina, Brazil, Bulgaria, Ecuador, Mexico, Panama, Peru, Poland, Russia, and Venezuela. The Merrill Lynch High Yield Master Index is an unmanaged index of U.S. bonds and U.S. dollar denominated bonds of non-U.S. issuers, in each case with at least $100 million par amount outstanding, with a maturity equal to or greater than one year and rated by S&P in the categories ranging from "BB+" to "C" and rated by Moody's in the categories ranging from "Ba1" to "C." The Merrill Lynch Corporate Master Index (All Maturities) is an unmanaged index of fixed-coupon U.S. investment grade bonds with at least $100 million par amount outstanding with a quality range between BBB3 and AAA based on composite Moody's and S&P ratings. The calculation of composite ratings is based on an averaging that is biased to the lower of the two ratings. The Merrill Lynch Governments, U.S. Treasury, Long Term Index (15+ Years) is an unmanaged index of all U.S. treasury notes and bonds with at least $100 million par amount outstanding and with a maturity greater than or equal to fifteen years. The Merrill Lynch Governments, U.S. Treasury, Intermediate Term Index (1-9.99 Years) is an unmanaged index of all U.S. treasury notes and bonds with at least $100 million par amount outstanding and with a maturity greater than or equal to one year and less than ten years. The Merrill Lynch U.S. Treasury, 91-Day Index is an unmanaged index which, at the beginning of every month, is comprised of the U.S. Treasury Bill with a maturity closest to, but not longer than, 91 days from that date. It is assumed that this issue is held for one month, then sold with the net proceeds reinvested in the bill selected at the beginning of the next month. Differences exist between the securities that comprise the indices shown above, particularly the Merrill Lynch High Yield Master Index and the J.P. Morgan EMBI Index, and the securities in which the Fund will invest. The Fund will not seek to match the composition or performance of any such indices. The performance of the various indices should not be viewed as indicative of the performance of the Fund. Information for the J.P. Morgan EMBI Index is not available for periods prior to January 1991.

  In addition, past performance is no guarantee of future performance. The statistical information described above reflects a comparison of the annualized compound total return percentages of various asset classes as represented by their respective indices for the period from January 1991 through December 1997. The statistical information described above does not reflect the past or future performance of the Fund. An investor cannot invest directly in an index. High yield bonds and emerging markets debt are subject to greater risks and uncertainties than other securities set forth in the statistical information described above, including U.S. Treasury securities which are guaranteed as to the payment of principal and interest by the U.S. Government.

  SBAM believes that the credit quality of outstanding U.S. high yield debt has improved over the last decade. For example, the default loss rates (defined as the percentage of high yield bonds (based on par value) which missed any scheduled interest or principal payments (in that year, net of any recovery)) for U.S. high yield bonds were approximately 1.66%, 2.93%, 8.42%, 7.16%, 1.91%, 0.56%, 0.96%, 1.24%, 0.65% and 0.65% for calendar years 1988,
1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996 and 1997, respectively. The statistical information
with respect to historical default loss rates is based on information contained in Edward I. Altman and Vellore M. Kishore, Defaults and Returns on High Yield Bonds: Analysis through 1997, New York University Salomon Center
(1998), and is intended to demonstrate default loss rate trends over the period indicated. It should not be viewed as a definitive indication of the relative magnitude of changes in credit quality from year to year. Although other methods of analyzing default experience, such as comparing default experience of seasoned issues, would produce different relative figures, SBAM believes that the foregoing default loss rate data evidences a general trend of improving credit quality.

  For the period January 1, 1989 through December 31, 1997, the cumulative gross default rate for high yield corporate bonds was 38.34%. This figure represents the probability that a high yield bond issued on January 1, 1989 would default by December 31, 1997. The rate is based on the ratio of the number of issuers that defaulted on high yield bonds outstanding on January 1, 1989 to the number of issuers at risk of defaulting on such bonds as of such date and is based only on bonds that have been rated by Moody's. The foregoing is derived from information obtained by the Fund from the February 1998 issue of a Moody's publication entitled "Historical Default Rates of Corporate Bond Issuers, 1920-1997."

  The market of outstanding high yield securities has generally increased since 1977. The aggregate outstanding principal amount of high yield securities was approximately $24.0 billion, $26.0 billion, $28.0 billion, $30.0 billion, $32.0 billion, $35.0 billion, $43.0 billion, $59.0 billion, $83.3 billion, $138.4 billion, $182.8 billion, $207.3 billion, $244.2 billion, $214.6 billion, $200.9 billion, $199.6 billion, $233.6 billion, $271.5 billion, $296.9 billion, $352.7 billion and $452.3 billion for calendar years 1977, 1978, 1979, 1980, 1981, 1982, 1983, 1984, 1985, 1986, 1987, 1988, 1989,
1990, 1991, 1992, 1993, 1994, 1995, 1996 and 1997, respectively. The statistical information with respect to historical outstanding principal amounts of high yield securities is based on information the Fund obtained from Chase Securities Inc.

  The market of outstanding emerging markets debt securities has increased since 1991. The aggregate outstanding principal amount of emerging markets debt securities was approximately $32.7 billion in 1991, $32.3 billion in 1992, $64.8 billion in 1993, $70.4 billion in 1994, $75.9 billion in 1995,
$96.8 billion in 1996 and $96.1 billion in 1997. The statistical information with respect to historical outstanding principal amounts of emerging markets debt securities is based on information the Fund obtained from J.P. Morgan & Co.

OTHER INVESTMENTS

  Brady Bonds. The Fund expects that a substantial portion of the Fund's sovereign debt securities will consist of Brady Bonds. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations (primarily emerging market countries) to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. SBAM believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries that have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

  Investors should recognize that Brady Bonds do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount of face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Subsequent interest payments may be uncollateralized or may be collateralized over specified periods of time. A significant amount of the Brady Bonds that the Fund may purchase have no or limited collateralization, and the Fund will be relying for payment of interest and principal primarily on the willingness of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and are generally maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Fund will invest is likely to be acquired at a discount, which involves certain considerations discussed under "--Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities."

  Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment
Securities. The Fund may invest up to 30% of its total assets in zero coupon securities and pay-in-kind bonds. In addition, as indicated above, a substantial portion of the Fund's sovereign debt securities may be acquired at a discount, and such purchases shall not be included in the 30% limit referred to in the previous sentence. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Zero coupon securities may have conversion features. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Any such equity securities received in payment of interest will be subject to the 20% limitation described under "--Equity Securities." Any such debt securities received in payment of interest will not be subject to the Fund's credit quality standards for new investments. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon becomes effective and interest becomes payable at regular intervals.

  Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying securities with similar maturities. Although zero coupon securities, pay-in-kind bonds and deferred payment securities are generally not traded on a national securities exchange, they are widely traded by brokers and dealers.

  Current federal income tax law requires the holder of zero coupon securities, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy certain distribution requirements. See "Taxation--The Fund."

  Loan Participations and Assignments. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). The Fund considers these investments to be investments in debt securities for purposes of this Prospectus. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by SBAM to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

  The Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Fund anticipates in such cases that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market will have an adverse impact on the value of such instruments and on the Fund's ability to dispose of particular

Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

  Equity Securities. The Fund may invest up to 20% of its total assets in common stock, convertible securities, warrants, preferred stock or other equity securities of U.S. and foreign issuers when consistent with the Fund's objectives. The Fund will generally, but not exclusively, hold such investments as a result of purchases of unit offerings of debt securities which include such securities or in connection with an actual or proposed conversion or exchange of debt securities. The Fund will treat investments acquired in this manner, together with any holdings of convertible securities, as debt securities for purposes of its policy to invest at least 65% of its total assets, under normal circumstances, in high yield debt securities. The Fund may also purchase equity securities not associated with debt securities when, in the opinion of the investment manager, such purchase is appropriate.

  Higher Quality Debt Securities and Money Market Instruments. There may be times when, in the judgment of SBAM, conditions in the securities markets would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, SBAM may employ alternative strategies, including investment of a substantial portion of the Fund's assets in securities rated higher than "Baa" by Moody's or "BBB" by S&P, or in unrated securities of comparable quality. In addition, in order to maintain liquidity, the Fund may invest up to 35% of its total assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. Government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in the opinion of SBAM, are of comparable creditworthiness; certificates of deposit, banker's acceptances or time deposits of United States banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks); and repurchase agreements with respect to the foregoing obligations.

  If at some future date, in the opinion of SBAM, adverse conditions prevail in the securities markets which makes the Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in high-quality short-term money market instruments.

                             ---------------------

  The Fund's investment objectives, together with the investment restrictions set forth under "Investment Restrictions," are fundamental policies that may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The other policies and investment restrictions referred to in this Prospectus are not fundamental and may be changed by the Board of Directors of the Fund without shareholder approval. As used in this Prospectus, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented or
(ii) more than 50% of the outstanding voting securities.

                       ADDITIONAL INVESTMENT ACTIVITIES

LEVERAGE

  At times, the Fund intends to utilize leverage by borrowing (including borrowing through reverse repurchase agreements to the extent the Fund does not maintain a segregated account with respect to a reverse repurchase agreement as described below) or by issuing shares of preferred stock or debt securities. The Fund may leverage in an amount up to 33 1/3% of its total assets including the amount obtained from leverage. The Fund intends to utilize leverage in an initial amount equal to approximately 25% of its total assets including the amount obtained from leverage. SBAM anticipates that the interest payments on any borrowing or debt securities or the dividends on any preferred stock will reflect short-term rates, and that the net return on the Fund's portfolio, including the proceeds of any leverage, will exceed the interest or dividend rate applicable to the leverage, although no assurance can be given to that effect. Whether to leverage and the terms and timing of such leverage will be determined by the Fund's Board of Directors in consultation with SBAM. The extent to which the Fund is leveraged from time to time will vary depending on the judgment of the Board of Directors, in consultation with SBAM, regarding market conditions. Through these leveraging techniques, the Fund will seek to obtain a higher return for holders of Common Stock than if the Fund were not leveraged. There can be no assurance, however, that the Fund will engage in any leveraging techniques. During periods in which the Fund is utilizing financial leverage, the fees which are payable to SBAM and the Administrator as a percentage of the Fund's assets will be higher than if the Fund did not utilize a leveraged capital structure because the fees are calculated as a percentage of the Fund's assets, including those purchased with leverage. See "Management of the Fund."

  Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Stock. These include the possibility of higher volatility of the net asset value of the Common Stock and potentially more volatility in the market value of the Common Stock. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current interest or dividend rate of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Stock to realize a higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current interest or dividend rate on any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Stock will be reduced, and if the then current interest or dividend rate on any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not so leveraged. Similarly, since any decline in the net asset value of the Fund's investments will be borne entirely by holders of Common Stock, the effect of leverage in a declining market would be a greater decrease in net asset value applicable to the Common Stock than if the Fund were not leveraged. Any such decrease would likely be reflected in a decline in the market price of the Common Stock. If the Fund's current investment income were not sufficient to meet interest or dividend requirements on any leverage, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value attributable to the Common Stock.

  It is the Fund's current intention to seek to limit the possibility that its cost of leverage will adversely affect its net income during a rising interest rate environment by investing a portion of its total assets in high yield debt securities with floating interest rates determined with reference to the short-term London Inter-Bank Offer Rate. SBAM anticipates that the Fund's cost of borrowing or other leverage will similarly be tied to short-term interest rates. Under current market conditions, the Fund expects that the aggregate face amount of its investments in such floating rate securities will be approximately equal to the aggregate face amount of the Fund's borrowings or other proceeds of leverage. This strategy is commonly referred to as "matched book funding." SBAM therefore expects that the relationship between the interest income received by the Fund on the aforementioned floating rate securities and the interest or dividend expense of the Fund relating to borrowing or other leverage will generally remain stable and that changes in the Fund's cost of borrowing or other leverage will be offset to a substantial degree by similar changes in the interest income received on such floating rate securities. However, there can be no assurance that such offsetting will occur or that SBAM will utilize a "matched book funding" strategy at all times. The utilization of a "matched book funding" strategy will also limit the ability of the Fund to lock in higher yields during a falling interest rate environment.

  The Fund's use of leverage will be subject to the provisions of the 1940 Act, including asset coverage requirements and restrictions on the declaration of dividends and distributions to holders of Common Stock or purchases of Common Stock in the event such asset coverage requirements are not met. The 1940 Act also requires that holders of preferred stock, and in certain circumstances holders of debt securities, have certain voting rights. See "Description of Capital Stock."

  The Fund may apply for a rating from Moody's, S&P and/or any other nationally recognized statistical rating organization on any preferred stock or debt which it issues; however, no minimum rating is required for the issuance of preferred stock or debt by the Fund. The Fund believes that obtaining one or more such ratings for its preferred stock or debt securities will enhance the marketability of the preferred stock or debt securities and thereby reduce the dividend rate on such preferred stock or interest requirements on such debt securities from that which the Fund would be required to pay if the preferred stock or debt securities were not so rated. The rating agencies for any preferred stock or debt securities may require asset coverage maintenance ratios in addition to those imposed by the 1940 Act. The ability of the Fund to comply with such asset coverage maintenance ratios may be subject to circumstances beyond the control of the Fund such as market conditions for its portfolio securities. The Fund expects that the terms of any preferred stock or debt securities will provide for mandatory redemption of the preferred stock or repayment of debt in the event the Fund fails to meet such asset coverage maintenance ratios. In such circumstances, the Fund may have to liquidate portfolio securities in order to meet redemption or repayment requirements. Such liquidations and redemptions would cause the Fund to incur transaction costs and could result in capital losses to the Fund. This would have the effect of reducing the net asset value to holders of Common Stock and could reduce the Fund's net income in the future.

  The issuance of preferred stock or debt will entail certain initial costs and expenses such as underwriting discounts or placement fees, fees associated with registration with the Commission, filings under state securities laws, rating agency fees, legal and accounting fees, printing costs and certain other ongoing expenses such as administrative and accounting fees. These costs and expenses will be borne by the Fund and will reduce net assets available to holders of the Common Stock.

  The Fund expects that all of its bank borrowing will be made on a secured basis. The Fund's custodian will either segregate the assets securing the Fund's borrowing for the benefit of the Fund's lenders or arrangements will be made with a suitable sub-custodian, which may include a lender. If the assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

  The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings (including debt securities) will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings (including debt securities) may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

  If the Fund leverages through preferred stock, under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, as defined in the 1940 Act, must be equal, immediately after any such issuance of preferred stock, to at least 200% of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding preferred stock. Such percentage must also be met any time the Fund pays a dividend or makes any other distribution on Common Stock (other than a distribution in Common Stock) or any time the Fund repurchases Common Stock, in each case after giving effect to such dividend, distribution or repurchase. The liquidation value of preferred stock is expected to equal the aggregate original purchase price plus any accrued and unpaid dividends thereon (whether or not earned or declared). See "Description of Capital Stock."

  If the Fund leverages through borrowing or issuing debt securities, under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, as defined in the 1940 Act, must at least be equal, immediately after the issuance of senior securities consisting of debt, to 300% of the aggregate principal amount of all outstanding senior securities of the Fund which are debt. If the Fund leverages through the issuance of senior securities consisting of debt, the 300% asset coverage maintenance ratio referred to above must also be met any time the Fund declares a dividend or other distribution on Common Stock (other than a distribution in Common Stock) or any time the Fund repurchases Common Stock, in each case after giving effect to such dividend, distribution or repurchase.

  The Fund may enter into reverse repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer or any foreign bank that has been determined by SBAM to be creditworthy. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account, with its custodian or a designated sub-custodian, containing liquid assets in an amount not less than the repurchase price marked to market daily (including accrued interest), and will subsequently review the account to ensure that such equivalent value is maintained, in accordance with procedures established by the Board of Directors. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds of the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligations to repurchase the securities, and the Fund's use of proceeds of the reverse repurchase agreement effectively may be restricted pending the decision. Reverse repurchase agreements will be treated as borrowings for purposes of calculating the Fund's borrowing limitation to the extent the Fund does not establish and maintain a segregated account (as described above).

  Assuming the utilization of leverage in the amount of approximately 25% of the Fund's total assets, and an annual interest rate of 6.21% payable on such leverage based on market rates as of the date of this Prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such interest payments would be 2.07%. The Fund's actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

  The following table is designed to illustrate the effect on the return to a holder of the Fund's Common Stock of leverage in the amount of approximately 25% of the Fund's total assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of
 expenses)..............................    (10)%    (5)%     0 %    5%    10%
Corresponding Common Stock Return
 Assuming 25% Leverage.................. (15.40)% (8.74)% (2.07)% 4.60% 11.26%

  Until the Fund borrows (including issuing debt securities) or issues shares of preferred stock, the Fund's Common Stock will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the Common Stock cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in debt instruments in accordance with the Fund's investment objectives and policies.

  The Fund may, in addition to engaging in the transactions described above, borrow money for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases or payments of dividends to shareholders) in an amount not exceeding 5% of the value of the Fund's total assets (including the amount borrowed).

DERIVATIVE INSTRUMENTS

  The Fund may from time to time engage in certain strategies generally for hedging or other risk management purposes or in furtherance of the Fund's investment objectives and policies. The Fund may use these strategies to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from fluctuations in the securities markets and changes in interest rates or in exchange rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities, to seek to enhance income or gain or to attempt to achieve the economic equivalent of floating rate interest payments on fixed-rate debt securities it holds. The Fund will engage in such activities from time to time in SBAM's discretion, and may not necessarily be engaging in such activities when movements occur in interest rates or in the securities markets generally that could affect the value of the assets of the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the federal income tax requirements applicable to regulated investment companies.

  As part of its strategies, the Fund may purchase and sell futures contracts, purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, enter into the interest rate and currency transactions discussed below and enter into other similar transactions which may be developed in the future to the extent SBAM determines that they are consistent with the Fund's investment objectives and policies and applicable regulatory requirements (collectively, "Derivative Transactions"). The Fund may use any or all of these techniques at any time, and the use of any particular Derivative Transaction will depend on market conditions. The Derivative Transactions that the Fund may use are described below.

  Derivative Transactions present certain risks. In particular, the variable degree of correlation between price movements of instruments the Fund has purchased or sold and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, certain derivative instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they may tend to limit any potential gain which might result from an increase in the value of such position.

  Successful use of Derivative Transactions by the Fund is subject to the ability of SBAM to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. These skills are different from those needed to select portfolio securities. If SBAM's expectations are not met, the Fund would be in a worse position than if a Derivative Transaction had not been pursued. For example, if the Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increased instead, the Fund would lose part or all of the benefit of the increased value of its securities because it would have offsetting losses in its futures positions. Losses due to Derivative Transactions will reduce net asset value.

  A detailed discussion of Derivative Transactions, including applicable requirements of the CFTC, the requirement to segregate assets with respect to these transactions and special risks associated with such strategies appears as Appendix B to this Prospectus.

  Interest Rate Transactions. The Fund may enter into interest rate swaps and may purchase interest rate caps, floors and collars and may sell interest rate caps, floors and collars that it has purchased. The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to manage the duration of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

  The Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities. The Fund will not enter into any interest rate swap, cap, floor or collar transaction unless SBAM deems the counterparty to be creditworthy at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

  Futures Contracts and Options on Futures Contracts. The Fund may also enter into (a) contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of securities, indices based upon the prices thereof and other financial indices and (b) put or call options on such futures contracts. When the Fund enters into a futures contract, it must allocate cash or securities as a deposit of initial margin and thereafter will be required to pay or will be entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day. If the value of a futures contract the Fund has entered into moves in an adverse direction from the Fund's position, the Fund could be obligated to make payments of variation margin at a disadvantageous time and might be required to liquidate portfolio securities in order to make such margin payments. Transactions in listed futures contracts and options on futures contracts are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged. Except for transactions for which the sum of the premiums on options contracts and the initial margin for futures contracts does not exceed 5% of the net liquidation value of the Fund's assets, the Fund will engage in such transactions only for bona fide hedging purposes, in each case, in accordance with the rules and regulations of the CFTC. To the extent that the Fund engages in transactions in futures contracts or options thereon in order to attempt to achieve the economic equivalent of floating rate interest payments with respect to fixed rate interest payments on fixed rate debt securities it holds, such transactions will not be considered to be undertaken for bona fide hedging purposes.

  Put and Call Options on Securities and Indices of Securities. In order to reduce fluctuations in net asset value or to seek to enhance the Fund's income or gain, the Fund may purchase or sell exchange-traded or over-the-counter put or call options on securities and indices based upon the prices, yields or spreads of securities. A call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or securities index and may require the Fund to hold an instrument which it might otherwise have sold. In selling put options, the Fund incurs the risk that it may be required to buy the underlying securities at a price higher than the current market price of the securities. In buying put or call options, the Fund is exposed to the risk that such options may expire worthless.

  Currency Transactions. The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under "--Interest Rate Transactions." The Fund may enter into currency transactions with counterparties that the investment manager deems to be creditworthy.

  Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, and options on securities, indices and futures contracts sold by the Fund are generally subject to segregation and coverage requirements of either the CFTC or the Commission. If the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to segregate on an ongoing basis with its custodian liquid assets in an amount at least equal to the current amount of the Fund's obligations with respect to such instruments in accordance with procedures established by the Board of Directors. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so.

REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of SBAM based on guidelines established by the Fund's Board of Directors, are deemed creditworthy. SBAM will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may incur losses and experience time delays in connection with the disposition of the underlying securities. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. As an alternative, the Fund may elect to treat when-issued or delayed delivery securities as senior securities representing indebtedness, which are subject to asset coverage requirements under the 1940 Act.

LOANS OF PORTFOLIO SECURITIES

  The Fund may lend portfolio securities. By doing so, the Fund will attempt to increase its income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to either a securities loan or a repurchase agreement, the Fund could experience delays in recovering either the securities it lent or its cash. To the extent that, in the meantime, the value of the securities the Fund lent has increased or the value of the securities it purchased has decreased, the Fund could experience a loss.

  The Fund may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained by the Fund in a segregated account. Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in securities in which the Fund is permitted to invest. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Directors. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33 1/3% of the value of its total assets.

ILLIQUID OR RESTRICTED SECURITIES

  The Fund may invest without limitation in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may be unable to dispose of its holdings in illiquid securities at then current market prices and may have to dispose of such securities over extended periods of time.

  Certain securities in which the Fund may invest are subject to legal or contractual restrictions as to resale ("Restricted Securities") and may therefore be illiquid by their terms. Restricted Securities may involve added expense to the Fund should the Fund be required to bear registration costs with respect to such securities. In the absence of registration, the Fund would have to dispose of its Restricted Securities pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), including a transaction in compliance with Rule 144 under the Securities Act, which permits only limited sales under specified conditions unless the Fund has held the securities for at least two years and is unaffiliated with the issuer. Companies whose securities are not publicly traded are also not subject to the same disclosure and other legal requirements as are applicable to companies with publicly traded securities.

  The Fund may purchase certain Restricted Securities ("Rule 144A securities") eligible for sale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be liquid, though no assurance can be given that a liquid market for Rule 144A securities will develop or be maintained.

                            INVESTMENT RESTRICTIONS

  The following restrictions, along with the Fund's investment objectives, are the Fund's only fundamental policies--that is, policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. See "Description of Capital Stock--Preferred Stock" and "Description of Capital Stock--Special Voting Provisions" for additional information with respect to the voting rights of holders of preferred stock, if any. The other policies and investment restrictions referred to in this Prospectus are not fundamental policies of the Fund and may be changed by the Fund's Board of Directors without shareholder approval. The percentage restrictions set forth below, as well as those contained elsewhere in this Prospectus, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than an action by the Fund will not require the Fund to dispose of portfolio securities or take other action to satisfy the percentage restriction. Under its fundamental restrictions, the Fund may not:

  (1) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements collateralized by any of such obligations;

  (2) make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act;

  (3) issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act;

  (4) purchase or sell commodities or commodity contracts, except that the Fund may engage in Derivative Transactions;

  (5) make loans, except that (1) the Fund may (a) purchase and hold debt instruments (including, without limitation, commercial paper notes, bonds, debentures or other secured or unsecured obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (b) invest in or purchase loans through Participations and Assignments; (c) enter into repurchase agreements with respect to portfolio securities; (d) make loans of portfolio securities, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans; and (2) delays in the settlement of securities transactions shall not be considered loans;

  (6) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter;

  (7) purchase real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, including real estate investment trusts); or

  (8) invest for the purpose of exercising control over management of any company.

  Additional investment restrictions adopted by the Fund, which are deemed non-fundamental and which may be changed by the Board of Directors, provide that the Fund may not:

  (1) purchase shares of other investment companies in an amount exceeding the limits set forth in the 1940 Act and the rules thereunder; or

  (2) make short sales of securities or purchase securities on margin (except for delayed delivery or when-issued transactions, such short-term credits as are necessary for the clearance of transactions and margin deposits in connection with transactions in futures contracts, options on futures contracts and options on securities and securities indices).

                            MANAGEMENT OF THE FUND

INVESTMENT MANAGER

  The Fund retains SBAM, a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly-owned by Salomon Smith Barney Holdings Inc., which is in turn wholly-owned by Travelers Group Inc. ("Travelers"), as its investment manager under an investment management agreement. SBAM was incorporated in 1987 and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment advisory services to various individuals and over 134 institutional accounts located throughout the world and serves as investment adviser to various investment companies. In providing advisory services, SBAM has access to hundreds of affiliated economists and bond, sovereign and equity analysts, including a staff dedicated to high yield credit research and to emerging markets sovereign credit research. As of March 31, 1998, SBAM and its worldwide investment advisory affiliates managed approximately $27.6 billion of assets. SBAM's business offices are located at 7 World Trade Center, New York, New York 10048.

  Under the terms of an investment management agreement between the Fund and SBAM (the "Advisory Agreement"), SBAM will manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Fund's Board of Directors. SBAM will make the investment decisions for the Fund and place purchase and sale orders for the Fund's portfolio securities pursuant to the Advisory Agreement. In addition, SBAM will make available research and statistical data to the Fund. Peter J. Wilby, Executive Vice President of the Fund, will be primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Wilby, who joined SBAM in 1989, is a Managing Director and Senior Portfolio Manager of SBAM and is responsible for SBAM's investment company and institutional portfolios which invest in high yield foreign sovereign debt securities and high yield foreign and U.S. corporate debt securities. Mr. Wilby is portfolio manager for, among others, Salomon Brothers High Income Fund Inc; Salomon Brothers Worldwide Income Fund Inc; The Emerging Markets Income Fund Inc; The Emerging Markets Income Fund II Inc; the foreign sovereign debt component of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc; The Emerging Markets Floating Rate Fund Inc.; Global Partners Income Fund Inc.; Salomon Brothers High Yield Bond Fund and the high yield and sovereign debt portions of Salomon Brothers Strategic Bond Fund, each a portfolio of Salomon Brothers Series Funds Inc; Salomon Brothers Institutional High Yield Bond Fund and Salomon Brothers Institutional Emerging Markets Debt Fund, each a portfolio of Salomon Brothers Institutional Series Funds Inc; and Salomon Brothers Variable High Yield Bond Fund and the high yield and sovereign debt portions of Salomon Brothers Variable Strategic Bond Fund, each a portfolio of Salomon Brothers Variable Series Funds Inc. From 1984 to 1989, Mr. Wilby was employed by Prudential Capital Management Group ("PCMG"). He served as director of PCMG's credit research unit and as a corporate and sovereign credit analyst with PCMG. Mr. Wilby later managed high yield bonds and leveraged equities in mutual funds and institutional portfolios at PCMG.

  SBAM will pay the reasonable salaries and expenses of such of the Fund's officers and employees and any fees and expenses of such of the Fund's directors who are directors, officers or employees of SBAM or Salomon Smith Barney, except that the Fund shall bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of SBAM to the extent that such expenses relate to the attendance at meetings of the Fund's Board of Directors or any committees thereof. The Advisory Agreement provides that SBAM may render similar investment management services to others. For its services, SBAM will receive from the Fund a monthly fee at an annual rate of 1.00% of the value of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage ("average weekly net assets" means the average weekly value of the total assets of the Fund, including any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock). For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week. The advisory fee is higher than fees paid by other comparable investment companies. During periods in which the Fund is utilizing financial leverage, the fee which is payable to SBAM as a percentage of the Fund's assets will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Fund's assets, including those purchased with leverage.

  Unless earlier terminated as described below, the Advisory Agreement will remain in effect for two years from the date of this Prospectus and from year to year thereafter if it is approved annually (i) by a majority of the non-interested directors of the Fund and (ii) by the Board of Directors of the Fund or by a majority of the Fund's outstanding voting securities. The Advisory Agreement may be terminated without penalty on 60 days' written notice by either party thereto or by a vote of a majority of the Fund's outstanding voting securities and will terminate in the event of its assignment (as defined in the 1940 Act). In case of termination or failure to renew the Advisory Agreement, the Fund's Board of Directors will select a successor investment adviser. Any such successor will be a registered investment adviser under U.S. law.

  On April 6, 1998, Travelers announced that it had entered into a merger agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction is also subject to approval by the stockholders of each of Travelers and Citicorp. Upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of the BHCA and the Glass-Steagall Act are still under review, SBAM does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to provide the Fund with SBAM's customary level of investment advisory services.

ADMINISTRATOR

  Mutual Management Corp., a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., will act as administrator for the Fund. Under the Administration Agreement with the Fund (the "Administration Agreement"), the Administrator administers the Fund's corporate affairs subject to the supervision of the Fund's Board of Directors and in connection therewith furnishes the Fund with office facilities together with such ordinary clerical and bookkeeping services (e.g., preparation of annual and other reports to shareholders and the Commission and filing of federal, state and local income tax returns) as are not being furnished by SBAM or the Fund's custodian. In connection with its administration of the corporate affairs of the Fund, the Administrator will bear the expenses of the salaries and expenses of all of its personnel and all expenses incurred by the Administrator or by the Fund in connection with administering the ordinary course of the Fund's business, other than those assumed by the Fund, as described below. The Administration Agreement provides that the Fund shall pay to the Administrator a monthly fee for its services and the facilities furnished by the Administrator at an annual rate of .10% of the value of the Fund's average weekly net assets (as defined and determined with respect to the Advisory Agreement) plus the proceeds of any outstanding borrowings used for leverage. The Administration Agreement will remain in effect for two years from the date of this Prospectus and from year to year thereafter if it is approved annually by the Board of Directors of the Fund. The Administration Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors or by a vote of holders of a majority of the Fund's shares, or upon 90 days' written notice by the Administrator. During periods in which the Fund is utilizing financial leverage, the fee which is payable to the Administrator as a percentage of the Fund's assets will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Fund's assets, including those purchased with leverage.

EXPENSES OF THE FUND

  Except as indicated above, the Fund will pay all of its expenses, including, without limitation, organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of SBAM); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians, sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; fees of the Commission; expenses of registering or qualifying securities of the Fund for sale; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of SBAM to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses.

DIRECTORS AND OFFICERS

  The names of the directors and principal officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years.

                                                        PRINCIPAL OCCUPATION AND
     NAME, ADDRESS AND AGE      POSITION WITH THE FUND     OTHER AFFILIATIONS
     ---------------------     ------------------------ ------------------------
 *Heath B. McLendon..........  Chairman of the Board of Managing Director,
  Salomon Smith Barney         Directors and President  Salomon Smith Barney;
  388 Greenwich Street, 22nd                            Director of 42
  Fl.                                                   investment companies
  New York, NY 10013                                    associated with Salomon
  Age: 64                                               Smith Barney; Director
                                                        and President of Mutual
                                                        Management Corp. and
                                                        Travelers Investment
                                                        Adviser, Inc.; Chairman
                                                        of Smith Barney Strategy
                                                        Advisers Inc. Prior to
                                                        July 1993, Senior
                                                        Executive Vice President
                                                        of Shearson Lehman
                                                        Brothers, Inc. and Vice
                                                        Chairman, Shearson Asset
                                                        Management.

------------
* Director who is an "interested person" within the meaning of the 1940 Act.

     NAME, ADDRESS AND AGE       POSITION WITH THE FUND   PRINCIPAL OCCUPATION AND OTHER AFFILIATIONS
     ---------------------      ------------------------- -------------------------------------------
 Charles F. Barber............  Director                  Consultant, formerly Chairman
  66 Glenwood Drive                                       of the Board, ASARCO
  Greenwich, CT 06830                                     Incorporated.
  Age: 81
 Daniel P. Cronin.............  Director                  Vice President and General
  Pfizer Inc.                                             Counsel, Pfizer International
  235 East 42nd Street                                    Inc.; Senior Assistant General
  New York, NY 10017                                      Counsel, Pfizer, Inc.
  Age: 52
 Dr. Riordan Roett............  Director                  Professor and Director, Latin
  Johns Hopkins University                                American Studies Program, Paul
  1740 Massachusetts                                      H. Nitze School of Advanced
  Avenue, NW                                              International Studies, Johns
  Washington D.C. 20036                                   Hopkins University.
  Age: 59
 Jeswald W. Salacuse..........  Director                  Henry J. Braker Professor of
  220 Stone Route Lane                                    Commercial Law and formerly
  Concord, MA 01742                                       Dean, The Fletcher School of
  Age: 60                                                 Law and Diplomacy, Tufts
                                                          University.
 Peter J. Wilby...............  Executive Vice President  Managing Director and Senior
  Salomon Brothers Asset                                  Portfolio Manager of SBAM since
  Management Inc                                          1989.
  Seven World Trade Center
  New York, NY 10048
  Age: 38
 Christina T. Sydor, Esq......  Executive Vice President, Managing Director of Smith
  Salomon Smith Barney          General Counsel           Barney Inc.; General Counsel
  388 Greenwich Street                                    and Secretary of Mutual
  New York, NY 10013                                      Management Corp.; Secretary of
  Age: 46                                                 42 investment companies
                                                          associated with Salomon Smith
                                                          Barney.
 Robert A. Vegliante, Esq. ...  Executive Vice President, Director of Smith Barney Inc.;
  Salomon Brothers Asset        Associate General Counsel Deputy General Counsel of
  Management Inc                                          Mutual Management Corp. Prior
  7 World Trade Center                                    to 1994, Associate General
  New York, NY 10048                                      Counsel of Connecticut Mutual
  Age: 36                                                 Life Insurance Company.

     NAME, ADDRESS AND AGE       POSITION WITH THE FUND  PRINCIPAL OCCUPATION AND OTHER AFFILIATIONS
     ---------------------      ------------------------ -------------------------------------------
 Beth A. Semmel...............  Executive Vice President Director of SBAM since January
  Salomon Brothers Asset                                 1996. From May 1993 to December
  Management Inc                                         1995, Vice President of SBAM. From
  7 World Trade Center                                   January 1989 to May 1993, Vice
  New York, NY 10048                                     President of Morgan Stanley Asset
  Age: 36                                                Management.
 Maureen O'Callaghan..........  Executive Vice President Director of SBAM since December
  Salomon Brothers Asset                                 1997. Vice President of SBAM from
  Management Inc                                         October 1988 to December 1996.
  7 World Trade Center
  New York, NY 10048
  Age: 34
 James E. Craige..............  Executive Vice President Director of SBAM since December
  Salomon Brothers Asset                                 1997. Vice President of SBAM from
  Management Inc                                         1992 to December 1997.
  7 World Trade Center
  New York, NY 10048
  Age: 30
 Thomas K. Flanagan...........  Executive Vice President Director of SBAM since 1991.
  Salomon Brothers Asset
  Management Inc
  7 World Trade Center
  New York, NY 10048
  Age: 44
 Lewis E. Daidone.............  Treasurer and Chief      Managing Director of Smith Barney
  Salomon Smith Barney          Financial Officer        Inc.; Director and Senior Vice
  388 Greenwich Street                                   President of Mutual Management
  New York, NY 10013                                     Corp.; Senior Vice President and
  Age: 40                                                Treasurer of 42 investment
                                                         companies associated with Salomon
                                                         Smith Barney.
 Alan M. Mandel...............  Controller               Director of SBAM since 1995. Prior
  Salomon Smith Barney                                   to 1995, Chief Financial Officer
  388 Greenwich Street                                   and Vice President of Hyperion
  New York, NY 10013                                     Capital Management Inc.
  Age: 40

     NAME, ADDRESS AND AGE     POSITION WITH THE FUND PRINCIPAL OCCUPATION AND OTHER AFFILIATIONS
     ---------------------     ---------------------- -------------------------------------------
 Noel B. Daugherty...........   Secretary             Employee of SBAM since November 1996.
  Salomon Brothers Asset                              From August 1993 to October 1996, an
  Management Inc                                      employee of Chancellor LGT Asset
  7 World Trade Center                                Management. From October 1989 to August
  New York, NY 10048                                  1993, an employee of The Dreyfus
  Age: 31                                             Corporation.
 Anthony Pace................   Assistant Controller  Assistant Controller of investment
  Salomon Brothers Asset                              companies associated with Salomon Smith
  Management Inc                                      Barney, including SBAM.
  7 World Trade Center
  New York, NY 10048
  Age: 33

COMPENSATION TABLE

  The following table provides estimated information concerning the compensation expected to be paid during the current fiscal year ending April 30, 1999 to each director of the Fund and, for the calendar year ending December 31, 1997, the aggregate compensation paid by all investment companies advised by SBAM and its affiliates. The Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration will be paid during the fiscal year ending April 30, 1999 by the Fund to officers of the Fund, including Mr. McLendon, who as an officer of Salomon Smith Barney is an "interested person," as defined in the 1940 Act.

                                                  ESTIMATED   TOTAL COMPENSATION
                                                  AGGREGATE    FROM OTHER FUNDS
                                                COMPENSATION   ADVISED BY SBAM
NAME OF PERSON, POSITION                        FROM THE FUND AND AFFILIATES(A)
------------------------                        ------------- ------------------
Charles F. Barber
  Director.....................................    $8,500          $139,437(22)*
Daniel P. Cronin
  Director.....................................    $8,500          $ 39,200(7)
Dr. Riordan Roett
  Director.....................................    $8,500          $ 68,100(10)
Jeswald W. Salacuse
  Director.....................................    $8,500          $ 58,800(8)

(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.
 * Includes compensation from investment companies advised by affiliates of Salomon Smith Barney which are affiliates of SBAM.

  Directors who are not officers, directors or employees of SBAM or of any "interested person" thereof (as defined in the 1940 Act) will be paid a fee of $5,000 per year, plus $700 for every meeting of the Board of Directors or committee thereof.

  The officers of the Fund conduct and supervise the daily business operations of the Fund, while the directors, in addition to performing their functions set forth under "Management of the Fund," review such actions and determine general policy.

  The Fund's Board of Directors may have an Executive Committee, which may exercise the powers of the Board to conduct the current and ordinary business of the Fund while the Board is not in session.

  Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes, having terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. See "Description of Capital Stock."

  The Articles of Incorporation and By-Laws of the Fund provide that the Fund will indemnify, to the fullest extent permitted by law, its directors and officers and may indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund. In addition, the Fund's Articles of Incorporation provide that the Fund's directors and officers will not be liable to shareholders for money damages, except in limited instances. However, nothing in the Articles of Incorporation or By-Laws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                            PORTFOLIO TRANSACTIONS

  The Fund has no obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the Fund's Board of Directors, SBAM is primarily responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

  Debt securities normally will be purchased from or sold to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities will normally be purchased through brokers to which commissions will be payable. In placing orders, it is the policy of the Fund to obtain the best results taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors such as the risk of the broker or dealer in positioning the securities involved. The purchase by the Fund of Participations or Assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may be required to pay fees to the seller or forego a portion of payments in respect of the Participation or Assignment. While SBAM generally seeks the best price in placing its orders, the Fund may not necessarily be paying the lowest price available. Subject to obtaining the best price and execution, securities firms which provide supplemental research to SBAM may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by SBAM under the Advisory Agreement, and the expenses of SBAM will not necessarily be reduced as a result of the receipt of such supplemental information.

  The Fund anticipates that, in connection with the execution of portfolio transactions on its behalf by SBAM, certain Underwriters may from time to time act as a broker or dealer. In addition, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. The Fund is prohibited by the 1940 Act from purchasing securities in primary offerings in which an affiliate acts as an underwriter unless certain conditions established under the 1940 Act are satisfied.

  Investment decisions for the Fund are made independently from those for other funds and accounts advised or managed by SBAM. Such other funds and accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed by SBAM to be equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

  Although the Advisory Agreement contains no restrictions on portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.

            DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

  Beginning with its initial distribution approximately 60 days after completion of this offering, it is the Fund's present policy, which may be changed by the Board of Directors, to make regular monthly cash distributions to holders of Common Stock at a level rate that reflects the past and projected performances of the Fund, which over time will result in the distribution of all net investment income of the Fund (i.e., net investment income remaining after the payment of any dividends on preferred stock if any such stock is outstanding) and to distribute any net realized long term and short term capital gain at least annually. The Fund's initial and subsequent distribution level will be determined by the Fund after giving consideration to a number of factors including the Fund's undistributed net investment income and historical and projected investment income and expenses. Net income consists of all interest and dividend income accrued on portfolio assets less all expenses of the Fund. Net investment income for this purpose is income other than net realized long term and short term capital gain.

  To permit the Fund to maintain a more stable monthly distribution, the Fund will from time to time distribute more or less than the entire amount of net investment income earned in a particular period. Any undistributed net investment income, to the extent permitted by income tax regulations, would be available to supplement future distributions which might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuation in investment income or expenses. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

  Pursuant to the Plan, shareholders whose shares are registered in their own names will be deemed to have elected to have all distributions (net of any applicable U.S. withholding tax) reinvested automatically in additional shares of the Fund by First Data Investor Services Group, Inc. (the "Plan Agent") as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by First Data Investor Services Group, Inc., as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

  The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever market price per share is equal to or exceeds net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. The Fund will not issue shares under the Plan at a price below net asset value. If net asset value exceeds the market price of the Fund's shares as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution has been paid in shares issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

  A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-800-331-1710. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $2.50 fee plus brokerage commissions.

  The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

  There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

  The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions. To the extent dividends and distributions are reinvested in additional shares issued by the Fund, participants should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the valuation date, of the shares received (regardless of the net asset value of the shares on the valuation date), and should have a cost basis in such shares equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased by the Plan Agent in the open market will be treated for U.S. federal income tax purposes as receiving a distribution of the cash distribution that such shareholder would have received had it not elected to have such distribution reinvested.

  Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Fund's prior written consent, on at least 30 days' prior written notice to all participants. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8030, Boston, Massachusetts 02266-8030.

                                   TAXATION

  The following is a general summary of certain United States federal income tax considerations affecting the Fund and United States and foreign shareholders and, except as otherwise indicated, is based upon federal income tax laws in effect on the date of this Prospectus. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers regarding an investment in the Fund.

THE FUND

  The Fund intends to elect and qualify to be treated as a regulated investment company for federal income tax purposes under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (including, but not limited to, gains from options, futures or forward contracts); and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or business.

  If the Fund qualifies as a regulated investment company and distributes to its holders of Common Stock at least 90% of its net investment income (i.e., the Fund's investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid), the Fund will not be subject to federal income tax on the portion of its net investment income and net capital gain (i.e., the excess of the Fund's net long-term capital gain over net short-term capital loss) that it distributes to shareholders. However, the Fund would be subject to corporate income tax (currently at a rate of 35%) on any undistributed income and gain. If the Fund retains amounts attributable to its net capital gain, it will designate such retained amounts as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount currently equal to the difference between the amount of includible gain and their proportionate shares of the 35% tax paid by the Fund.

  In addition, the Fund will be subject to a nondeductible 4% excise tax on the amount by which the aggregate income it distributes in any calendar year is less than the sum of: (a) 98% of the Fund's ordinary income for such calendar year; (b) 98% of the Fund's capital gain net income for the one-year period generally ending on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from prior years. For this purpose, any income or gain retained by the Fund subject to corporate income tax will be considered to have been distributed by year-end.

  The Fund intends to distribute sufficient income so as to avoid both the corporate income tax and the excise tax.

  The Internal Revenue Service ("IRS") has taken the position in a revenue ruling that a regulated investment company that has two or more classes of shares must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of each type of income for each tax year based on the total dividends distributed to each class for such year, including dividends qualifying for the corporate dividends-received deduction and net capital gain. Consequently, if both Common Stock and preferred stock are outstanding, the Fund intends to allocate, to the fullest extent practicable, income distributed to the classes as consisting of particular types of income in accordance with each class's proportionate share of such income. Thus, the Fund will designate dividends qualifying for the corporate dividends-received deduction, income not qualifying for the dividends-received deduction and net capital gain income in a manner that allocates such income between the holders of Common Stock and preferred stock in proportion to the total distributions made to each class during the taxable year, or otherwise as required by applicable law.

  If at any time when leverage is outstanding the Fund does not meet the asset coverage requirements of the 1940 Act or of any rating agency that has rated such leverage, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See "Additional Investment Activities--Leverage." This may prevent the Fund from distributing at least 90% of its net investment income, and may therefore jeopardize the Fund's qualification for taxation as a regulated investment company or cause the Fund to incur a corporate income tax or a non-deductible 4% excise tax on the undistributed taxable income (including gain). Upon any failure to meet the asset coverage requirements of the 1940 Act, or those imposed by a rating agency, the Fund may, in its sole discretion, purchase or redeem any preferred stock or short-term debt securities in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

  Various transactions in which the Fund may engage, including Derivative Transactions, will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (that is, may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, affect the holding period of the Fund's assets and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) may require the Fund to mark to market certain types of positions in its portfolio (that is, treat them as if they were closed out at the end of each taxable year) and (2) may cause the Fund to recognize income or gain without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any forward contract, option, futures contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds or other obligations having original issue discount (i.e., an amount equal to the excess of the security's stated redemption price at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the security's stated redemption price at maturity over its basis immediately after it was acquired) if the Fund elects, as it intends, to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its shareholders.

  The Fund's taxable income will in most cases be determined on the basis of reports made to the Fund by the issuers of the securities in which the Fund invests. The tax treatment of certain securities in which the Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities or of the Fund could result in adjustments to the income of the Fund. An upward adjustment by the IRS to the income of the Fund may result in the failure of the Fund to satisfy the 90% distribution requirement described in this Prospectus necessary for the Fund to maintain its status as a regulated investment company under the Code. In such event, the Fund may be able to make a "deficiency dividend" distribution to its shareholders with respect to the year under examination to satisfy this requirement. Such distribution will be taxable as a dividend to the shareholders receiving the distribution (whether or not the Fund has sufficient current or accumulated earnings and profits for the year in which such distribution is made). A downward adjustment by the IRS to the income of the Fund may cause a portion of the previously made distribution with respect to the year under examination not to be treated as a dividend. In such event, the portion of distributions to such shareholder not treated as a dividend would be recharacterized as a tax-free return of capital and reduce the shareholder's basis in the shares held at the time of the previously made distributions. Accordingly, this reduction in basis could cause a shareholder to recognize additional gain upon the sale of such shareholder's shares.

SHAREHOLDERS

  Distributions. Distributions to shareholders of net investment income will be taxable as ordinary income whether paid in cash or reinvested in additional shares. It is not anticipated that a significant portion of such dividends, if any, will qualify for the dividends received deduction generally available to corporate shareholders under the Code. Shareholders receiving distributions from the Fund in the form of additional shares pursuant to the Plan will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such distribution.

  Distributions to shareholders of net capital gain that are designated by the Fund as "capital gain dividends" will be taxable as long-term capital gain, whether paid in cash or reinvested in additional shares, regardless of how long the shares have been held by such shareholders. These distributions will not be eligible for the dividends received deduction. The current maximum federal income tax rate imposed on long-term capital gain of individuals is 28% with respect to capital assets held for more than one year but less than 18 months and 20% with respect to capital assets held for more than 18 months. The current maximum federal income tax rate imposed on individuals with respect to ordinary income (and short-term capital gain, which is taxed at the same rates as ordinary income) is 39.6%. With respect to corporate taxpayers, long-term capital gain is taxed at the same federal income tax rates as ordinary income and short-term capital gain.

  Investors considering buying shares just prior to an ordinary income dividend or capital gain dividend should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

  Dividends and distributions paid by the Fund are generally taxable to the shareholders at the time the dividend or distribution is made (even if paid or reinvested in additional shares). Any dividend declared by the Fund in October, November or December of any calendar year, however, which is payable to shareholders of record on a specified date in such a month will be treated as received by the shareholders as of December 31 of such year, provided that the dividend is paid during January of the following year. In general, any distribution in excess of the Fund's net investment income and net capital gain would first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, would constitute capital gain to a shareholder who holds his shares as capital assets. However, such excess would first be treated as an ordinary income dividend to the extent of the Fund's remaining current and accumulated earnings and profits.

  A notice detailing the amounts and tax status of dividends and distributions paid by the Fund, and the amount of undistributed net capital gain (if any), as well as the portions of the Fund's capital gain dividends and undistributed net capital gain that are subject to the 28% and 20% maximum tax rates, will be mailed annually to the shareholders of the Fund.

  Dispositions. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired (whether under the Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired.

  Foreign Taxes. The Fund may be subject to certain taxes imposed by foreign countries with respect to dividends, capital gain and interest income. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of, or exemption from, such taxes. The Fund may invest up to 35% of its total assets in foreign debt securities. Accordingly, the Fund will not be eligible to elect to pass through to shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

  Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a non-resident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder") depends, in part, on whether the shareholder's income from the Fund is "effectively connected" with a United States trade or business carried on by the shareholder. If a shareholder is a resident alien or if dividends or distributions from the Fund are effectively connected with a United States trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed net capital gain and gain realized upon the sale of shares of the Fund will be subject to United States federal income tax at the rates applicable to United States citizens or domestic corporations. Foreign shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.

  If the income from the Fund is not effectively connected with a United States trade or business carried on by the foreign shareholder, (i) ordinary income dividends will be subject to a 30% (or lower applicable treaty rate) United States federal withholding tax and (ii) distributions of net capital gain dividends, undistributed net capital gain and gain realized upon the sale of shares of the Fund will not be subject to United States federal income tax as long as such foreign shareholder is not a non-resident alien individual who was physically present in the United States for more than 182 days during the taxable year and, in the case of gains realized upon the sale of Fund shares, certain other conditions are met. However, certain foreign shareholders may nonetheless be subject to 31% backup withholding on distributions of net capital gain and gross proceeds paid to them upon the sale of their shares of the Fund. See "--Backup Withholding."

  The United States Treasury Department recently issued regulations generally effective for payments made after December 31, 1999 concerning the withholding of tax and reporting for certain amounts paid to nonresident aliens and foreign corporations (the "Final Withholding Regulations"). Among other things, the Final Withholding Regulations may require shareholders that are not United States persons within the meaning of the Code to furnish new certification of their foreign status after December 31, 1999. Prospective investors should consult their tax advisers concerning the applicability and effect of the Final Withholding Regulations on an investment in shares of the Fund.

  Transfer by gift of shares of the Fund by a foreign shareholder who is a non-resident alien individual will not be subject to United States federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will be includible in such shareholder's gross estate for United States federal estate tax purposes.

  The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a U.S. trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

  Backup Withholding. The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if
(i) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. The Fund must report annually to the IRS and to each foreign shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to the backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the foreign shareholder's country of residence. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

                             ---------------------

  Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of the ownership and disposition of shares in the Fund.

                                NET ASSET VALUE

  Net asset value per share will be determined no less frequently than weekly, on the last business day of each week and at such other times as the Board of Directors may determine, by dividing the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of any outstanding shares of preferred stock by the total number of shares of Common Stock outstanding. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (except as described below) (i) at the last sale price prior to the time of determination if there was a sales price on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded sovereign debt instruments are typically traded internationally on the over-the-counter market, and will be valued at the mean between the last current bid and asked price as at the close of business of that market. In instances where a price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board of Directors may prescribe. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations or pricing services are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

                         DESCRIPTION OF CAPITAL STOCK

COMMON STOCK

  The authorized capital stock of the Fund is 100,000,000 shares of Common Stock ($.001 par value per share). The Common Stock of the Fund, when issued, will be fully paid and nonassessable. All shares of Common Stock are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after debts and expenses. There are no cumulative voting rights for the election of directors. Prior to the offering, SBAM will own 100% of the outstanding shares of Common Stock of the Fund and, consequently, will be a controlling person of the Fund until the shares offered hereby are issued and sold. The Fund will hold annual meetings of shareholders.

  The Fund has no present intention of offering additional shares of its Common Stock. Other offerings of its Common Stock, if made, will require approval of the Fund's Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares of Common Stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding shares of Common Stock.

PREFERRED STOCK

  The Fund's Articles of Incorporation provides that the Board of Directors may classify or reclassify any unissued shares of capital stock into one or more additional or other classes or series, with rights as determined by the Board of Directors, by action by the Board of Directors without the approval of the holders of Common Stock. Holders of Common Stock have no preemptive right to purchase any shares of preferred stock that might be issued.

  The terms of any preferred stock, including its dividend rate, liquidation preference and redemption provisions will be determined by the Board of Directors (subject to applicable law and the Fund's Articles of Incorporation). The Fund believes that it is likely that the liquidation preference, voting rights and redemption provisions of any preferred stock will be similar to those stated below.

  Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred stock will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accrued and unpaid dividends, whether or not declared) before any distribution of assets is made to holders of Common Stock. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any corporation or corporations or a sale of all or substantially all assets of the Fund will not be deemed to be a liquidation, dissolution or winding upon of the Fund.

  Voting Rights. The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times and, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, to elect a majority of the directors at any time dividends on any preferred shares are unpaid for a period of two years. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders pursuant to Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company to an open-end investment company or changes in its fundamental investment restrictions. See "--Special Voting Provisions" concerning voting requirements for conversion of the Fund to an open-end investment company and other matters. As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent there is any preferred stock outstanding at such time. In addition, in the discretion of the Board of Directors, subject to the 1940 Act, the terms of any preferred stock may also require a vote of up to 75% of the preferred stock, voting separately as a class, regarding certain transactions involving a merger or sale of assets or conversion of the Fund to open-end status and other matters. The Board of Directors presently intends that, except for the matters discussed in this Prospectus and as otherwise required by applicable law, holders of shares of preferred stock will have equal voting rights with holders of Common Stock (one vote per share, unless otherwise required by the 1940 Act), and will vote together with holders of Common Stock as a single class.

  It is presently intended that in connection with the election of the Fund's directors, on and after issuance of any preferred stock, the holders of all outstanding shares of preferred stock, voting as a separate class, would be entitled to elect two directors of the Fund, and the remaining directors would be elected by holders of Common

Stock and preferred stock, voting together as a single class. The Fund's By-Laws provide that the Board of Directors shall consist of no more than 12 directors, as may be determined from time to time by vote of a majority of directors then in office.

  The affirmative vote of the holders of a majority of the outstanding shares of preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of shares of preferred stock so as to affect materially and adversely such preferences, rights, or powers, or increase or decrease the numbers of shares of preferred stock. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

  Redemption, Purchase and Sale of Preferred Stock by the Fund. Any redemption or purchase of shares of preferred stock by the Fund will reduce the leverage applicable to shares of Common Stock, while any resale of such shares of preferred stock by the Fund will increase such leverage. See "Additional Investment Activities--Leverage."

  The discussion above describes the present intention of the Board of Directors with respect to an offering of preferred stock if the Board elects to utilize preferred stock in order to leverage the Fund's Common Stock. If the Board of Directors determines to proceed with such an offering, the terms of the preferred stock may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Articles of Incorporation. The Board of Directors, without the approval of the holders of Common Stock, may authorize an offering of preferred stock or may determine not to authorize such an offering, and may fix the terms of the preferred stock to be offered.

SPECIAL VOTING PROVISIONS

  The Fund has provisions in its Articles of Incorporation and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to be cast on the matter.

  The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the shareholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund. A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an "Interested Party") and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since April 24, 1998, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the

Fund. The affirmative vote of at least 75% of the votes entitled to be cast thereon by shareholders of the Fund will be required to amend the Articles of Incorporation to change any of the provisions in this paragraph and the preceding paragraph.

  The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the shareholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

  (i) merger, consolidation or statutory share exchange of the Fund with or into any other person;

  (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business;

  (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a "Business Combination");

  (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Articles of Incorporation to terminate the Fund's existence; or

  (v) unless the 1940 Act or federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which shareholder approval is required under federal or Maryland law.

  However, the shareholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a shareholders' meeting where the Fund has not received notice of the matters generally at least 60 but no more than 90 days prior to the first anniversary of the preceding year's annual meeting.

  The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's shareholders generally.

  Reference is made to the Articles of Incorporation and By-Laws of the Fund, on file with the Commission, for the full text of these provisions. See "Further Information." These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of SBAM, however, these provisions offer several possible advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objectives.

        CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

  PNC Bank, N.A., Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113, will act as custodian for the Fund's assets. First Data Investor Services Group, Inc., P.O. Box 5127, Westborough, Massachusetts 01581-5127, will act as the transfer agent, dividend paying agent and registrar for the Fund's Common Stock.

                                 UNDERWRITING

  The Underwriters named herein, for whom Smith Barney Inc., 388 Greenwich Street, New York, New York 10013 is acting as Representative (the "Representative"), have severally agreed, subject to the terms and conditions contained in the Underwriting Agreement among the Fund, SBAM and the several Underwriters (the "Underwriting Agreement"), to purchase from the Fund the number of shares of Common Stock set forth below opposite their respective names.

     NAME                                                       NUMBER OF SHARES
     ----                                                       ----------------
     Smith Barney Inc..........................................    3,464,174
     A.G. Edwards & Sons, Inc..................................    3,464,166
     Advest, Inc...............................................    3,464,166
     EVEREN Securities, Inc....................................    3,464,166
     Fahnestock & Co. Inc......................................    3,464,166
     Janney Montgomery Scott Inc...............................    3,464,166
     Legg Mason Wood Walker, Incorporated......................    3,464,166
     McDonald & Company Securities, Inc........................    3,464,166
     Morgan Keegan & Company, Inc..............................    3,464,166
     The Robinson-Humphrey Company, LLC........................    3,464,166
     Tucker Anthony Incorporated...............................    3,464,166
     Wedbush Morgan Securities.................................    3,464,166
     ABN AMRO Incorporated.....................................      800,000
     Bear, Stearns & Co. Inc. .................................      800,000
     BT Alex Brown Incorporated................................      800,000
     CIBC Oppenheimer Corp. ...................................      800,000
     PaineWebber Incorporated..................................      800,000
     Prudential Securities Incorporated........................      800,000
     Robert W. Baird & Co. Incorporated........................      400,000
     William Blair & Company, L.L.C. ..........................      400,000
     J.C. Bradford & Co. ......................................      400,000
     Crowell, Weedon & Co. ....................................      400,000
     Dain Rauscher Wessels.....................................      400,000
     First Albany Corporation..................................      400,000
     First of Michigan Corporation.............................      400,000
     Interstate/Johnson Lane Corporation.......................      400,000
     Ladenburg Thalmann & Co. Inc. ............................      400,000
     The Ohio Company..........................................      400,000
     Pennsylvania Merchant Group...............................      400,000
     Piper Jaffray Inc. .......................................      400,000
     Ragen Mackenzie Incorporated..............................      400,000
     Roney Capital Markets.....................................      400,000
     Scott & Stringfellow, Inc. ...............................      400,000
     Stifel, Nicolaus & Company, Incorporated..................      400,000

     NAME                                                       NUMBER OF SHARES
     ----                                                       ----------------
     Sutro & Co. Incorporated..................................       400,000
     C.E. Unterberg, Towbin....................................       400,000
     Allen & Company of Florida Inc. ..........................       200,000
     George K. Baum & Company..................................       200,000
     Branch, Cabell & Company..................................       200,000
     The Chapman Co. ..........................................       200,000
     Allen C. Ewing & Co. .....................................       200,000
     Hanifen, Imhoff Inc. .....................................       200,000
     Huntleigh Securities Corporation..........................       200,000
     Johnston, Lemon & Co. Incorporated........................       200,000
     C.L. King & Associates, Inc. .............................       200,000
     John G. Kinnard & Company, Incorporated...................       200,000
     Moors & Cabot, Inc. ......................................       200,000
     Parker/Hunter Incorporated................................       200,000
     Pauli & Company, Incorporated.............................       200,000
     Sands Brothers & Co., Ltd. ...............................       200,000
     Southwest Securities, Inc. ...............................       200,000
     Sterne, Agee & Leach, Inc. ...............................       200,000
     TD Securities Inc. .......................................       200,000
     Van Kasper & Company......................................       200,000
                                                                   ----------
       Total...................................................    57,170,000
                                                                   ==========

  The Representative has informed the Fund that the Underwriters do not intend to confirm shares of Common Stock to any accounts over which they exercise discretionary authority.

  The Underwriters, through their Representative, have advised the Fund that they propose to offer the shares of Common Stock initially at the public offering price set forth on the cover page of this Prospectus. There is no sale charge or underwriting discount charged to investors on purchases of shares of Common Stock in the offering. SBAM or an affiliate has agreed to pay the Underwriters from its own assets a commission in connection with the sale of shares of Common Stock in the offering in the amount of $0.75 per share. Such payment is equal to 5.00% of the initial public offering price per share. From this amount, the Underwriters may allow to selected dealers a payment in the amount of $0.45 per share sold by such dealers and such dealers may reallow a payment of $.10 per share to certain other dealers. The Underwriters reserve the right to reject orders in whole or in part. After the initial offering of the Common Stock to the public, the offering price and other selling terms may be changed by the Representative. The Fund is obligated to sell, and the Underwriters are obligated to purchase, all of the shares of Common Stock offered hereby (other than shares covered by the over-allotment option described below) if any are sold. Investors must pay for any shares of Common Stock purchased on or before May 28, 1998.

  The Fund has granted to the Underwriters an option, exercisable within 45 days of this Prospectus, to purchase up to 8,575,500 additional shares of Common Stock at the same price to public as set forth on the cover page of this Prospectus. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, incurred in the sale of the shares of Common Stock offered hereby. To the extent the Underwriters exercise such option, each of the Underwriters will be obligated, subject to certain conditions, to purchase the same proportion of such additional shares as the number of shares set forth opposite such Underwriter's name in the preceding table bears to the total number of shares set forth in such table.

  The Fund and SBAM have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act.

  The Fund has agreed to pay the Underwriters $250,000 as partial reimbursement of expenses incurred in connection with the offering.

  In connection with the requirements for listing the Fund's shares of Common Stock on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares of Common Stock to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 shares of Common Stock.

  Prior to the offering, there has been no public market for the Common Stock. Consequently, the initial public offering price has been determined by negotiation between the Fund, SBAM and the Representative. The Common Stock has been approved for listing on the NYSE subject to official notice of issuance. Smith Barney Inc. intends to make a market in the Common Stock after trading in the Common Stock has commenced on the NYSE. Smith Barney Inc., however, is not obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of Smith Barney Inc. No assurance can be given as to the liquidity of, or the trading market for, the Common Stock as a result of any market-making activities undertaken by Smith Barney Inc. This Prospectus is to be used by Smith Barney Inc. in connection with this offering and with offers and sales of the Common Stock in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

  The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Stock at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Common Stock on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Stock. A "covering transaction" is a bid for or purchase of the Common Stock on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is an arrangement permitting an Underwriter to reclaim the selling concession otherwise accruing to the Underwriters in connection with the offering if any of the Common Stock originally sold by the Underwriters is purchased in a covering transaction and has therefore not been effectively placed by the Underwriters. The Underwriters have advised the Fund that such transactions may be effected on the NYSE or otherwise and, if commenced, may be discontinued at any time.

  The Underwriting Agreement provides that it may be terminated in the absolute discretion of the Representative without liability on the part of any Underwriter to the Fund or SBAM if, prior to delivery of and payment for the shares of Common Stock, (i) trading in the Fund's Common Stock shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices shall have been established on the NYSE, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the securities as contemplated by this Prospectus (exclusive of any supplement thereto).

  The Underwriters have taken certain actions to discourage short-term trading of shares of Common Stock during a period of time following the initial offering date. Included in these actions is the withholding of payments to Underwriters and concessions to dealers in connection with shares of Common Stock which were sold by such Underwriters or dealers and which are repurchased for the account of the Underwriters during such period.

  The Fund anticipates that from time to time the Representative of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

  The Fund has agreed not to offer or sell any additional shares of Common Stock for a period of 180 days after the date of this Prospectus, without the prior written consent of the Smith Barney Inc.

  SBAM and Smith Barney Inc. are each wholly-owned subsidiaries of Salomon Smith Barney Holdings Inc., which is in turn wholly-owned by Travelers Group Inc.

                                    EXPERTS

  The financial statement of the Fund included in this Prospectus has been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                 LEGAL MATTERS

  The validity of the shares offered hereby will be passed on for the Fund by Simpson Thacher & Bartlett, New York, New York, and certain legal matters in connection with the offering of the shares will be passed on for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York. Counsel for the Fund and the Underwriters will rely, as to matters of Maryland law, on Piper & Marbury L.L.P., Baltimore, Maryland.

                              FURTHER INFORMATION

  Prior to the registration statement becoming effective, the Underwriters or other appropriate party may have distributed advertising or other solicitation material which discusses (i) economic and market conditions and trends generally; (ii) historical and current conditions and trends in the high yield debt securities market and risk and reward potential in such market; (iii) comparative information, including statistical analysis and performance-related information, related to high yield securities generally and investing in high yield securities; (iv) the special considerations and potential benefits of investing in closed-end management investment companies and (v) information about SBAM and the Fund's portfolio managers, including honors or awards received and information and commentary on investment strategy or other matters of general interest to investors.

  Further information concerning these securities and their issuer may be found in the Registration Statement, of which this Prospectus constitutes a part, on file with the Commission.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of Salomon Brothers High Income Fund II Inc

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Salomon Brothers High Income Fund II Inc (the "Fund") at May 20, 1998, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
New York, New York
May 21, 1998

               SALOMON BROTHERS HIGH INCOME FUND II INC (NOTE 1)
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MAY 20, 1998

Assets:
 Cash................................................................. $100,005
 Deferred organization expenses (Note 2)..............................  125,000
                                                                       --------
  Total assets........................................................  225,005
Liabilities:
 Accrued organization expenses (Note 2)...............................  125,000
 Commitments (Note 2).................................................      --
                                                                       --------
Net Assets (6,667 shares of $.001 par value shares of common stock issued and outstanding; 100,000,000 shares authorized)............... $100,005
                                                                       ========
Net asset value per share............................................. $  15.00
                                                                       ========

                         NOTES TO FINANCIAL STATEMENT

NOTE 1

  The Salomon Brothers High Income Fund II Inc (the "Fund") was incorporated as a Maryland corporation on March 19, 1998, and has had no operations to date other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Salomon Brothers Asset Management Inc ("SBAM") of 6,667 shares of its common stock for an aggregate purchase price of $100,005. The books and records of the Fund will be maintained in U.S. dollars.

NOTE 2

  Organization expenses relating to the Fund incurred and to be incurred by SBAM will be reimbursed by the Fund. Such expenses, estimated at $125,000, will be deferred and amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the Fund. However, in accordance with the AICPA Statement of Position No. 98-5, "Reporting on the Costs of Start-up Activities", the Fund will be required to expense the unamortized amount of this asset on the first day of its second fiscal year which is expected to be May 1, 1999. Offering costs, estimated at $1,545,000, will be paid from the proceeds of the offering and will be charged to capital at the time of the issuance of such shares.

NOTE 3

  The Fund retains SBAM, a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly-owned by Salomon Smith Barney Holdings Inc, which is in turn wholly-owned by Travelers Group Inc., as its investment manager under an investment management agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, SBAM will manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Fund's Board of Directors. SBAM will make the investment decisions for the Fund and place purchase and sale orders for the Fund's portfolio securities pursuant to the Advisory Agreement. For its services, SBAM will receive from the Fund a monthly fee at an annual rate of 1.00% of the value of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. ("Average weekly net assets" means the average weekly value of the total assets of the Fund, including any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accrued accumulated dividends on shares of preferred stock.)

  Mutual Management Corp. (the "Administrator"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., will act as administrator for the Fund. Under the Administration Agreement with the Fund (the "Administration Agreement"), the Administrator administers the Fund's corporate affairs subject to the supervision of the Fund's Board of Directors and in connection therewith furnishes the Fund with office facilities together with such ordinary clerical and bookkeeping services (e.g., preparation of annual and other reports to shareholders and the Securities and Exchange Commission and filing of federal, state and local income tax returns) as are not being furnished by SBAM or the Fund's custodian. The Administration Agreement provides that the Fund shall pay to the Administrator a monthly fee for its services and the facilities furnished by the Administrator at an annual rate of .10% of the value of the Fund's average weekly net assets (as defined and determined with respect to the Advisory Agreement) plus the proceeds of any outstanding borrowings used for leverage.

  Certain officers and/or directors of the Fund are officers and/or directors of SBAM or the Administrator.

                                                                     APPENDIX A

                            DESCRIPTION OF RATINGS

  A DESCRIPTION OF THE RATING POLICIES OF MOODY'S AND S&P WITH RESPECT TO BONDS APPEARS BELOW.

MOODY'S CORPORATE BOND RATINGS

  Aaa--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

  A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa--Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C--Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa to Caa. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

S&P'S CORPORATE BOND RATINGS

  AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

  AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

  A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher-rated categories.

  BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CI--Bonds rated "CI" are income bonds on which no interest is being paid.

  D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

  Prime-1--Issuers (or related supporting institutions) rated Prime-1 have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by leading market positions in well-established industries, high rates or return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2--Issuers (or related supporting institutions) rated Prime-2 have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratio, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  Prime-3--Issuers (or related supporting institutions) rated Prime-3 have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The categories are as follows:

  "A-1'--A short-term obligation rated "A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  "A-2'--A short-term obligation rated "A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  "A-3'--A short-term obligation rated "A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  "B'--A short-term obligation rated "B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  "C'--A short-term obligation rated "C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  "D'--A short-term obligation rated "D' is in payment default. The "D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                     APPENDIX B

                 GENERAL CHARACTERISTICS AND RISKS OF HEDGING
                       AND OTHER STRATEGIC TRANSACTIONS

  The Fund may engage in certain hedging and other strategic transactions. The Fund will engage in such activities from time to time in SBAM's discretion and may not necessarily be engaging in such activities when movements occur in interest rates that could affect the value of the assets of the Fund. The Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the CFTC and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.

INTEREST RATE TRANSACTIONS

  The Fund may enter into interest rate swaps and may purchase interest rate caps, floors and collars and may sell interest rate caps, floors and collars that it has purchased. The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to manage the duration of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to further the Fund's investment objectives and policies. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment date. To the extent these Derivative Transactions are entered into for good faith hedging purposes, SBAM believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will accrue the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess. The Fund will not enter into any interest rate swap, cap, floor or collar transaction unless the other party thereto has been determined by SBAM to be creditworthy at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are less liquid than swaps.

PUT AND CALL OPTIONS ON SECURITIES AND INDICES

  The Fund may purchase and sell put and call options on securities and indices based upon the prices of securities. A put option on a security gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Fund may also purchase and sell options on indices based upon the prices of securities ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less in the case of a put, than the exercise price of the option. The purchase of a put option on a security would be designed to protect against a decline in the market value of a security held by the Fund. A call option on a security gives the purchaser of the option the right to buy and the writer the obligation to sell the underlying security at the exercise price during the option period. The purchase of a call option on a security would be intended to protect the Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions. When the Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Fund receives for writing the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty to such contract. Listed options are issued by the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options.

  All such call options sold (written) by the Fund will be "covered" as long as the call is outstanding (i.e., the Fund will own the instrument subject to the call or other securities or assets acceptable under applicable segregation and coverage rules). All such put options sold (written) by the Fund will be secured by segregated assets consisting of cash or liquid assets having a value not less than the exercise price.

  The Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise fails to settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Fund must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

  The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  Characteristics. The Fund may purchase and sell futures contracts on interest rates and securities indices and purchase and sell (write) put and call options on such futures contracts traded on recognized domestic exchanges as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

  Margin Requirements. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the instruments underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased in the future pursuant to regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

  Limitations on Use of Futures Contracts and Options on Futures
Contracts. The Fund's use of futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular, the rules and regulations of the CFTC. In addition, the Fund may not sell futures contracts if the value of such futures contracts exceeds the total market value of the Fund's portfolio securities.

  The Fund may engage in transactions in futures contracts or options thereon for speculative purposes or as a hedge against changes resulting from market conditions in the values of securities in its portfolio. The Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio; provided further that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract. SBAM reserves the right to comply with such different standards as may be established from time to time by CFTC rules and regulations with respect to the purchase and sale of futures contracts and options thereon.

  Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, and options on securities, indices and futures contracts sold by the Fund are generally subject to segregation and coverage requirements established by either the CFTC or the Commission, with the result that, if the Fund does not hold the instrument underlying the futures contract or option, the Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid assets in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts will fluctuate as the market value of the obligations increases or decreases. The segregation requirement can result in the Fund maintaining positions it would otherwise liquidate and consequently segregating assets with respect thereto at a time when it might be disadvantageous to do so. In addition, with respect to futures contracts purchased by the Fund, the Fund will also be subject to the segregation requirements with respect to the value of the instruments underlying the futures contract.

  Derivative Transactions present certain risks. In particular, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's positions. In addition, certain hedging instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction in certain of these instruments without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to hedge successfully will depend on SBAM's ability to predict pertinent market movements, which cannot be assured. Finally, the daily variation margin deposit requirements in futures contracts that the Fund has sold create an ongoing greater potential financial risk than do transactions in which the Fund has purchased options where the exposure is limited to the cost of the initial premium and transaction costs paid by the Fund. While the Fund may enter into Derivative Transactions to hedge all or a portion of its portfolio, changes in the directions of markets that are the subject of a hedge and fluctuations in interest rates may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Losses due to Derivative Transactions will reduce the Fund's net asset value.

  The Fund's investments in Derivative Transactions may be limited by certain provisions of the Internal Revenue Code of 1986, as amended. See "Taxation" in this Prospectus.

CURRENCY TRANSACTIONS

  As discussed in the Prospectus, the Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. The types of currency transactions the Fund may engage in are described in the Prospectus. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and buying U.S. dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

  Currency transactions are subject to risks different from those of other portfolio transactions. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as the incurrence of transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to a country's economy.

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 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-
SENTATIONS IN CONNECTION WITH THIS OFFERING, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, ITS INVESTMENT ADVISER OR THE UNDERWRIT-ERS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF OR THAT THE INFORMA-TION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES. THIS PRO-SPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SUCH SECURITIES IN ANY CIRCUMSTANCE IN WHICH SUCH AN OFFER OR SOLICITA-TION IS UNLAWFUL.
                                 -----------
                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Prospectus Summary.......................................................   3
Risk Factors and Special Considerations..................................   8
Fee Table................................................................  18
The Fund.................................................................  19
Use of Proceeds..........................................................  19
Investment Objectives and Policies.......................................  20
Additional Investment Activities.........................................  26
Investment Restrictions..................................................  34
Management of the Fund...................................................  35
Portfolio Transactions...................................................  42
Dividends and Distributions; Dividend Reinvestment Plan..................  43
Taxation.................................................................  46
Net Asset Value..........................................................  51
Description of Capital Stock.............................................  51
Custodian, Transfer Agent, Dividend Paying Agent and Registrar...........  55
Underwriting.............................................................  56
Experts..................................................................  59
Legal Matters............................................................  59
Further Information......................................................  59
Report of Independent Accountants........................................  60
Statement of Assets and Liabilities......................................  61
Appendix A: Description of Ratings....................................... A-1
Appendix B: General Characteristics and Risks of Hedging and Other
 Strategic Transactions.................................................. B-1

                                 -----------
 UNTIL JUNE 15, 1998, ALL DEALERS EFFECTING TRANSACTIONS IN THE COMMON STOCK, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.


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                               57,170,000 SHARES

                               SALOMON BROTHERS
                                  HIGH INCOME
                                  FUND II INC

                                 COMMON STOCK
                               ($.001 PAR VALUE)

                                   -------

                                  PROSPECTUS

                                 MAY 21, 1998

                                   -------

                             SALOMON SMITH BARNEY
                           A.G. EDWARDS & SONS, INC.
                                 ADVEST, INC.
                            EVEREN SECURITIES, INC.
                             FAHNESTOCK & CO. INC.
                         JANNEY MONTGOMERY SCOTT INC.
                            LEGG MASON WOOD WALKER
                                 INCORPORATED
                              MCDONALD & COMPANY
                               SECURITIES, INC.
                         MORGAN KEEGAN & COMPANY, INC.
                         THE ROBINSON-HUMPHREY COMPANY
                                TUCKER ANTHONY
                                 INCORPORATED
                           WEDBUSH MORGAN SECURITIES


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